UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

David W. O’Leary
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/05 through 12/31/05 is filed herewith)

MML Series Investment Fund

Annual Report
for the year ended
December 31, 2005

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments	21

MML Large Cap Value Fund MML Equity Index Fund MML Growth Equity Fund MML OTC 100 Fund MML Small Cap Growth Equity Fund MML Emerging Growth Fund	21 23 29 33 35 39

Statement of Assets and Liabilities	42

Statement of Operations	46

Statement of Changes in Net Assets	48

Financial Highlights	52

Notes to Financial Statements	59

Report of Independent Registered Public Accounting Firm	69

Trustees and Officers (Unaudited)	70

Federal Tax Information (Unaudited)	72

Other Information (Unaudited)	73

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

David O'Leary

The new year provides investors with an excellent opportunity to take their financial pulse by checking in with their financial representative. For 2006, there are mixed signals on the investment horizon. MassMutual, however, stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long term.

2005: A stormy year in many respects

Weather-related stories dominated the headlines for the 12 months ended December 31, 2005 – beginning with the fallout from the late 2004 Indian Ocean tsunami. Elsewhere, October's devastating Pakistan earthquake and Hurricanes Katrina, Rita and Wilma heightened investors' awareness of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of rising crude oil prices. Foreign stocks substantially outperformed U.S. stocks in this environment, but bond prices struggled.

In the second quarter, U.S. stocks struggled to find direction, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of -0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip stock activity, returned -0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which returned 4.91% in the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a smaller difference in yields between shorter- and longer-term fixed income investments. This flattening of yields is due in large part to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief surge above $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Many Americans felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Funds – Letter to Shareholders (Continued)

increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate in 0.25% increments a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Two news items pointed to concerns about real estate's immediate prospects near the end of December. The Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low, and the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

The beginning of the new year is an ideal time to assess your long-term financial strategy. An annual check-up with your financial representative can help ensure that you have positioned yourself to reach your long-term financial goals.

As we proceed into 2006, key economic indicators are mixed. The positive factors include an economy that continues to grow faster than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently, strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations are also positives. Cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that focuses less on the market's short-term movements and more on the long term potential. (As always, past performance is no guarantee of future results.)

The information provided is the opinion of MassMutual as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

David O'Leary
President

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MML Large Cap Value Fund?   This Fund seeks both capital growth and income by selecting high-quality, large-capitalization companies primarily in the S&P 500® Index.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 9.38%, outpacing the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance – and how did you respond?   Energy companies were the most important contributors to the Fund's performance over the year. Energy was also the strongest-performing sector of the S&P 500 Index. The Fund benefited both by its overweight position in energy – and from positive stock selection within the sector. All of the Fund's energy companies performed well, with EOG Resources, Devon Energy, ConocoPhillips and Occidental Petroleum among the top performers.

The Fund's largest industry holdings were in diversified financial companies, insurance companies and consumer staples firms. All three sectors were important contributors to performance for the 12-month period. Moody's (a diversified financial company), Progressive, Loews, and American International Group (three insurance companies), and Altria (a consumer staples company) were among the Fund's top contributors to results. On the other hand, Avon Products – a consumer staples company initially purchased in June 2005 – ranked among the top detractors from performance.

The Fund's holdings in both consumer discretionary and industrial companies hampered its progress for the year. Consumer discretionary companies among the top detractors included Comcast, Gannett, and Autozone (sold in October 2005). Industrial companies hindering performance included Tyco and United Parcel Services. Lexmark, an information technology company, and Fifth Third Bancorp, a bank, were also among the top detractors.

The Fund had approximately 8% of its portfolio invested in foreign companies on December 31, 2005. Collectively, the foreign companies owned by the Fund underperformed the S&P 500 Index over the year.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?   We enter 2006 with both positive and negative factors on the horizon. The positives include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of an optimistic outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat. In an environment with such conflicting signals, investors may be well served by focusing on proper asset allocation and an investment strategy that concentrates on long-term results.

MML Large Cap Value Fund Industry Table (% of Net Assets) on 12/31/05
Banking, Savings & Loans	14.3%
Financial Services	13.6%
Insurance	13.3%
Energy	10.2%
Short-Term Investments and Other Assets and Liabilities	6.5%
Retail	5.9%
Commercial Services	4.9%
Tobacco	4.9%
Industrial – Diversified	4.4%
Broadcasting, Publishing & Printing	3.6%
Healthcare	3.1%
Containers	2.2%
Computers & Information	1.6%
Beverages	1.5%
Automotive & Parts	1.4%
Building Materials & Construction	1.4%
Prepackaged Software	1.3%
Transportation	1.2%
Pharmaceuticals	1.1%
Communications	0.8%
Cosmetics & Personal Care	0.8%
Foods	0.7%
Computers & Office Equipment	0.5%
Advertising	0.3%
Computer Related Services	0.2%
Travel	0.2%
Household Products	0.1%
100.0%

MML Large Cap Value Fund Largest Stock Holdings (12/31/05)

American International Group, Inc.

Altria Group, Inc.

American Express Co.

Tyco International Ltd.

JPMorgan Chase & Co.

Costco Wholesale Corp.

Golden West Financial Corp.

Progressive Corp.

Berkshire Hathaway, Inc. Cl. A

HSBC Holdings PLC

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
MML Large Cap Value Fund	9.38%	3.36%	2.76%
S&P 500 Index	4.91%	0.54%	–1.06%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund?   The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500 Index.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's Class I shares returned 4.53%, moderately trailing the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61 per barrel.

What factors contributed to the Fund's performance?   In the first quarter, growth stocks outpaced value issues, and small- and mid-cap securities ended the period in negative territory. On a sector basis, the energy and utilities sectors posted the best performance – but not enough to bring the S&P 500 Index (the Index) into positive territory. The financial sector of the Index lost 6.38% and information technology dropped 7.33%. The worst-performing sector for the period, telecommunications services, returned –7.78%. Against the backdrop of high oil prices and two interest hikes by the Fed, the majority of U.S. equity indexes posted negative returns for the period.

In the second quarter, value stocks outpaced their growth counterparts, and small- and mid-cap securities posted positive returns. From a sector perspective, utilities and financials sectors posted the best performance, up 9.31% and 4.33%, respectively. The health care sector was also positive for the period, posting a return of 4.13%. The increase in the energy sector continued, as that sector advanced 1.99%. The worst-performing group for the second quarter was materials, which fell 9.47%.

Large-capitalization stocks in the third quarter underperformed both mid- and small-cap stocks. During the quarter, energy was the best-performing sector in the Index, returning 18.25%, and telecommunication services, with its loss of 1.05%, was the worst performer. In the final quarter of 2005, large-cap stocks once again underperformed mid-caps. This time, however, large issues outpaced their small-capitalization competition. Energy was the worst-performing sector in the Index, returning -7.36%; materials was the best-performing group, advancing 11.19%.

MML Equity Index Fund – Portfolio Manager Report (Continued)

What is your outlook?   Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment strategy that concentrates on the long term are important areas of focus for investors.

MML Equity Index Fund Industry Table (% of Net Assets) on 12/31/05
Energy	9.3%
Banking, Savings & Loans	9.2%
Pharmaceuticals	8.5%
Electrical Equipment & Electronics	6.8%
Financial Services	6.2%
Insurance	5.9%
Retail	5.0%
Computers & Information	3.8%
Prepackaged Software	3.4%
Electric Utilities	3.0%
Telephone Utilities	3.0%
Broadcasting, Publishing & Printing	2.4%
Cosmetics & Personal Care	2.4%
Medical Supplies	2.4%
Aerospace & Defense	2.2%
Beverages	2.1%
Transportation	1.9%
Commercial Services	1.6%
Industrial – Diversified	1.6%
Foods	1.5%
Healthcare	1.5%
Tobacco	1.5%
Chemicals	1.4%
Communications	1.1%
Computers & Office Equipment	1.0%
Machinery & Components	1.0%
Entertainment & Leisure	0.9%
Data Processing & Preparation	0.8%
Metals & Mining	0.8%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Household Products	0.6%
Restaurants	0.6%
Short-Term Investments and Other Assets and Liabilities	0.6%
Communications Equipment	0.5%
Home Construction, Furnishings & Appliances	0.5%
Real Estate	0.5%
Computer Integrated Systems Design	0.4%
Forest Products & Paper	0.4%
Information Retrieval Services	0.4%
Manufacturing	0.4%
Lodging	0.3%
Advertising	0.2%
Building Materials & Construction	0.2%
Containers	0.2%
Food Retailers	0.2%
Retail – Grocery	0.2%
Air Transportation	0.1%
Industrial – Distribution	0.1%
Photography Equipment/Supplies	0.1%
Toys, Games	0.1%
Computer Programming Services	0.0%
Travel	0.0%
100.0%

MML Equity Index Fund Largest Stock Holdings (12/31/05)

General Electric Co.

Exxon Mobil Corp.

Citigroup, Inc.

Microsoft Corp.

The Procter & Gamble Co.

Bank of America Corp.

Johnson & Johnson

American International Group, Inc.

Pfizer, Inc.

Altria Group, Inc.

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/97 - 12/31/05
MML Equity Index Fund Class I	4.53%	0.10%	6.39%
S&P 500 Index	4.91%	0.54%	6.89%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
MML Equity Index Fund Class II	4.65%	0.27%	–1.35%
MML Equity Index Fund Class III	4.80%	0.34%	–1.26%
S&P 500 Index	4.91%	0.54%	–1.06%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Growth Equity Fund?   This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 3.86%, lagging the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?   The first quarter of 2005 saw the majority of U.S. equity markets in the red, spurred in large part by mixed economic data, rising oil prices and concerns over inflation. Both large- and small-cap stocks produced negative returns for the period, although the large-cap universe slightly outpaced its small-cap counterpart. Most U.S. equity markets ended the second quarter in positive territory. Both large- and small-cap stocks rose, although the small-cap universe, in a reversal from the first quarter, slightly outpaced its large-cap competition. Also during the second quarter, the Federal Reserve (Fed) raised the federal funds rate twice – each time by 0.25%.

Despite the summer's hurricanes of devastating proportions, another federal interest rate increase, and an impending oil crisis, the third quarter of 2005 saw gains in domestic equity markets. Both large- and small-cap stocks produced positive returns for the period, although the small-cap universe slightly outpaced its large cap counterpart. The final quarter of 2005 witnessed a market that managed to stay afloat in spite of additional federal funds rate increases, rising health care and energy costs, and mixed reports pertaining to economic growth within the U.S. During the final three months of the year, both large- and small-cap stocks once again advanced, although large-cap issues slightly outpaced their small-cap brethren.

What factors contributed to the Fund's performance?   During the first quarter, sector selection was positive, aided considerably by an overweight position in oil and gas. An underweight position in the financial sector also contributed to the portfolio's relative performance. Conversely, underweight positions in both health care and food/beverages detracted from relative returns. In the second quarter, sector selection was flat relative to the S&P 500 Index. The portfolio benefited from an underweight position in manufacturing and an overweight position in oil and gas. This positive performance, however, was offset by overweight positions in the primary process industry and automotive spaces, which underperformed as groups.

Turning to the third quarter, an overweight position in oil and gas and an underweight position in manufacturing provided tailwinds to the Fund. Other contributors included underweight positions in the services and transportation sectors. Detractors included an overweight position in retail stores and underweights to technology and metals and mining. Stock selection was negative overall for the quarter, particularly in the technology space. Stock picks among oil and gas, health care, and financial issues also detracted from performance for the period. Conversely, stock selection among consumer goods securities benefited the portfolio.

Finally, favorable stock selection in the fourth quarter within the health care, services, and consumer goods sectors fueled performance. Sector selection, however, detracted during the period, due in large part to the portfolio's overweight position in oil and gas and an underweight to transportation. An overweight position in retail stores contributed to relative returns, but not enough to offset the less-than-favorable sector results.

What is your outlook?   Although the strong performance of the U.S. equity market for the past three years has been a positive for investors, it continues to be expensive, leaving little room for new opportunities. The market's inclination for risk over return appears unwarranted, but the eventual return to fundamental valuations should favor the portfolio's bias towards lower-risk investments.

MML Growth Equity Fund – Portfolio Manager Report (Continued)

MML Growth Equity Fund Industry Table (% of Net Assets) on 12/31/05
Retail	14.7%
Pharmaceuticals	14.2%
Electrical Equipment & Electronics	9.4%
Healthcare	9.1%
Computers & Information	6.6%
Energy	5.6%
Tobacco	5.6%
Insurance	3.9%
Short-Term Investments and Other Assets and Liabilities	3.0%
Financial Services	2.4%
Data Processing & Preparation	2.2%
Machinery & Components	2.1%
Communications Equipment	1.9%
Medical Supplies	1.7%
Apparel, Textiles & Shoes	1.6%
Banking, Savings & Loans	1.4%
Commercial Services	1.3%
Home Construction, Furnishings & Appliances	1.3%
Restaurants	1.3%
Beverages	1.2%
Aerospace & Defense	1.1%
Information Retrieval Services	1.1%
Telephone Utilities	1.0%
Lodging	0.8%
Prepackaged Software	0.8%
Automotive & Parts	0.7%
Cosmetics & Personal Care	0.5%
Broadcasting, Publishing & Printing	0.4%
Communications	0.4%
Foods	0.4%
Household Products	0.4%
Transportation	0.4%
Air Transportation	0.3%
Computer Integrated Systems Design	0.3%
Advertising	0.2%
Computer Related Services	0.2%
Electric Utilities	0.2%
Computer Programming Services	0.1%
Metals & Mining	0.1%
Real Estate	0.1%
Industrial – Distribution	0.0%
100.0%

MML Growth Equity Fund Largest Stock Holdings (12/31/05)

UnitedHealth Group, Inc.

Altria Group, Inc.

Intel Corp.

The Home Depot, Inc.

Dell, Inc.

Wal-Mart Stores, Inc.

Merck & Co., Inc.

Lowe's Companies, Inc.

Texas Instruments, Inc.

Pfizer, Inc.

MML Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/3/99 - 12/31/05
MML Growth Equity Fund	3.86%	–6.28%	–1.91%
S&P 500 Index	4.91%	0.54%	0.54%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MML OTC 100 Fund?   This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 1.26%, underperforming the 1.49% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

What was the investment backdrop during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance?   During the first quarter, all of the NASDAQ 100 Index's sectors posted negative returns. The information technology sector returned –6.60% for the period; consumer discretionary dropped 14.75%. Against the backdrop of high oil prices and two interest hikes by the Fed, the vast majority of U.S. equity indexes posted negative returns during the period. In the second quarter, the telecommunications services sector advanced with a gain of 11.42%. The information technology sector recovered somewhat from the first quarter, with its loss of only 0.09% at the mid-year point. Consumer discretionary also did better in the second quarter, with a return of –0.14%.

The NASDAQ 100 Index (the Index) finished the third quarter with a strong 7.33% advance. The greatest strength during the period came from the health care sector, which gained 16.62%. For the first time in 2005, the information technology sector, which accounts for over half of the Index, was in positive territory, with its 7.86% return. Similarly, consumer discretionary advanced for the first time during the year, with a 0.95% gain. During the final quarter of 2005, the Index advanced 2.84% – finishing the year with a 1.89% gain. A strong performance was seen in the consumer staples sector, which returned 15.19% for the fourth quarter. The large information technology sector advanced 2.21% for the period. Consumer discretionary, the second-largest sector in the Index, was also up for the quarter, with its 0.52% gain.

MML OTC 100 Fund – Portfolio Manager Report (Continued)

What is your outlook?   As we proceed into 2006, positive factors on the horizon include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of a positive outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat. In such an environment, investors are well served by focusing on proper asset allocation and an investment strategy that concentrates on the long term.

MML OTC 100 Fund Industry Table (% of Net Assets) on 12/31/05
Prepackaged Software	15.2%
Electrical Equipment & Electronics	12.7%
Pharmaceuticals	11.9%
Computers & Information	11.7%
Communications	9.7%
Information Retrieval Services	5.9%
Commercial Services	5.8%
Retail	5.1%
Food Retailers	2.2%
Broadcasting, Publishing & Printing	2.1%
Short-Term Investments and Other Assets and Liabilities	2.1%
Computer Integrated Systems Design	1.5%
Medical Supplies	1.5%
Manufacturing	1.4%
Transportation	1.2%
Computer Programming Services	1.0%
Healthcare	1.0%
Automotive & Parts	0.9%
Computer Related Services	0.9%
Telephone Utilities	0.9%
Data Processing & Preparation	0.7%
Miscellaneous	0.7%
Retail – Grocery	0.7%
Advertising	0.6%
Apparel, Textiles & Shoes	0.6%
Travel	0.6%
Energy	0.4%
Lodging	0.4%
Communications Equipment	0.3%
Internet Content	0.3%
Futures	0.0%
100.0%

MML OTC 100 Fund Largest Stock Holdings (12/31/05)

Microsoft Corp.

Qualcomm, Inc.

Apple Computer, Inc.

Intel Corp.

Google, Inc. Cl. A

Amgen

eBay, Inc.

Cisco Systems, Inc.

Starbucks Corp.

Yahoo!, Inc.

MML OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
MML OTC 100 Fund	1.26%	–7.07%	–14.06%
NASDAQ 100 Index	1.49%	–6.82%	–13.63%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Growth Equity Fund?   This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 11.58%, outperforming the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?   After registering positive returns in 2004, equity markets generally retreated in the first quarter of 2005 on concerns of rising interest rates, high oil prices and slowing earnings growth. In the second quarter, the market remained surprisingly resilient in the face of continued short-term interest rate increases, high energy prices and a slowing economy.

Entering the second half of the year, the U.S. small-cap equity market remained strong. Despite rising interest rates, two major hurricanes and high energy prices investors embraced solid corporate earnings and continued economic growth in the third quarter. In the final three months of the year, domestic equity markets showed signs of strength, as market participants were encouraged by retreating energy prices, waning inflationary pressures, and signs that the Federal Reserve (Fed) was nearing an end to its rate hikes.

What factors contributed to the Fund's performance – and how have you positioned the Fund as a result?   In the first quarter, the technology sector of the Russell 2000 Index (the Index) closed down almost 12%. Conversely, the energy sector was the top performer with its 14.6% gain, as oil-related stocks maintained their advantage on the tailwind of rising oil prices. We were underweight in these two volatile and cyclical groups, due to our ongoing focus on those sectors that, in our belief, yield stable profitability. During the first quarter, the Fund's favorable stock selection in the health care sector fueled performance, while our picks in the consumer discretionary sector detracted from results. In the second quarter, positive contributions came from the financials sector. Conversely, unfavorable stock selection in the consumer discretionary and information technology sectors hampered the Fund's returns.

In the third quarter, the portfolio was helped in part by strong stock selection in financials and energy – and favorable picks within the information technology sector. These results were offset by unfavorable stock selection in the materials and information technology sectors – along with less-than-favorable choices in both the consumer discretionary and industrials sectors. At the end of the period, the portfolio was overweight in the health care sector and underweight in financials.

As 2005 came to a close, the Fund's overweight position in the consumer discretionary sector, and stronger-than-Index stock selection within that sector, contributed to performance. Solid stock picks in the financials, information technology, and industrials sectors also provided some lift in the fourth quarter. These results contrasted with weakness in several holdings within the consumer staples and health care sectors – and by unfavorable stock selection in the utilities sector. The Fund closed out the year in a similar fashion as the third quarter, with an overweight position in the health care sector and an underweight position in the financials space.

What is your outlook?   Although we expect the Fed to remain vigilant with respect to interest rates in the first half of 2006, we are optimistic about the economy's prospects for the year. We expect most sectors of the economy could progress without hesitation. In addition, although consumer spending remains fragile in the face of a slowing housing market, we still see strength in industrial demand and general business investment. We do, however, remain concerned that elevated interest rates and energy prices could still provide a tipping point for small cap's three-year-old recovery. For that reason, the attributes of quality continue to be our primary focus.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/05
Short-Term Investments and Other Assets and Liabilities	10.0%
Commercial Services	8.9%
Prepackaged Software	8.7%
Healthcare	5.9%
Energy	4.2%
Pharmaceuticals	3.9%
Financial Services	3.8%
Electrical Equipment & Electronics	3.3%
Transportation	3.2%
Computers & Information	3.1%
Banking, Savings & Loans	3.0%
Computer Related Services	2.9%
Medical Supplies	2.7%
Insurance	2.5%
Investment Management Services	2.5%
Retail	2.3%
Advertising	2.0%
Data Processing & Preparation	2.0%
Foods	1.9%
Lodging	1.9%
Air Transportation	1.7%
Computer Integrated Systems Design	1.7%
Automotive & Parts	1.3%
Communications	1.3%
Machinery & Components	1.3%
Apparel, Textiles & Shoes	1.2%
Computer Programming Services	1.2%
Telephone Utilities	1.1%
Building Materials & Construction	1.0%
Entertainment & Leisure	1.0%
Home Construction, Furnishings & Appliances	0.9%
Broadcasting, Publishing & Printing	0.8%
Chemicals	0.8%
Heavy Machinery	0.8%
Information Retrieval Services	0.8%
Restaurants	0.8%
Metals & Mining	0.7%
Household Products	0.6%
Oil & Gas	0.6%
Electric Utilities	0.4%
Real Estate	0.4%
Computer Maintenance & Repair	0.3%
Aerospace & Defense	0.2%
Cosmetics & Personal Care	0.2%
Manufacturing	0.2%
Computer & Other Data Processing Service	0.0%
100%

MML Small Cap Growth Equity Fund Largest Stock Holdings (12/31/05)

iShares Russell 2000 Growth Index Fund

Checkfree Corp.

The Corporate Executive Board Co.

ITT Educational Services, Inc.

Factset Research Systems, inc.

Getty Images, Inc.

American Healthways, Inc.

Newfield Exploration Co.

MicroStratergy, Inc. Cl. A

Cerner Corp.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/3/99 - 12/31/05
MML Small Cap Growth Equity Fund	11.58%	3.95%	8.59%
Russell 2000 Index	4.55%	8.22%	8.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MML Emerging Growth Fund?   This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 0.84%, trailing the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment backdrop during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005.

Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy.

Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to persistent upward pressure on short-term yields by the Fed's credit-tightening and the relatively flat movement of longer-term yields.

What factors contributed to the Fund's performance – and how have you positioned the Fund as a result?   In the first quarter, the Fund's underperformance primarily came from sector corrections in biotechnology, Internet and technology. Conversely, our better-performing stocks came from broader sectors of the economy – such as retail, energy, medical devices, consumer, software and health care services. In the second quarter, favorable stock selection drove the Fund's performance, especially in the software space. Health care proved to be another productive area for the portfolio as we approached the mid-year mark, with biotechnology holdings providing some of the best returns. Although our retail positions turned in decent performance, the portfolio encountered performance weakness in some Internet holdings.

In the third quarter, energy price spikes and rising shorter-term interest rates caused the market to depress consumer-related stocks. We maintained an overweight position in technology and Internet stocks, on the belief that corporations have significantly under-invested in information technology. Conversely, we maintained an underweight position in financials, producer durables and basic materials – three non-emerging sectors that fueled benchmark performance in the past three years – but whose sustainability we began to question. Finally, in the fourth quarter, our Internet-related positions produced strong returns, as did one of our primary e-commerce positions. Detracting from results, however, were certain segments of health care, which dragged down our relative results, as a number of biotechnology and drug development positions fell sharply.

MML Emerging Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?   The consumer has driven the market for the past four years due to a rebounding economy and low interest rates. We believe that we are entering the later stages of an economic recovery, which tends to favor industries related to productivity spending and growth initiatives.

MML Emerging Growth Fund Industry Table (% of Net Assets) on 12/31/05
Commercial Services	12.8%
Medical Supplies	8.8%
Electrical Equipment & Electronics	8.5%
Prepackaged Software	6.8%
Healthcare	5.9%
Computers & Information	5.5%
Financial Services	5.2%
Retail	4.2%
Pharmaceuticals	3.9%
Telephone Utilities	3.3%
Communications	3.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Banking, Savings & Loans	2.9%
Restaurants	2.7%
Advertising	2.5%
Transportation	2.1%
Energy	1.9%
Machinery & Components	1.9%
Heavy Machinery	1.8%
Insurance	1.8%
Apparel, Textiles & Shoes	1.6%
Computer Integrated Systems Design	1.5%
Building Materials & Construction	1.2%
Computer Related Services	1.2%
Data Processing & Preparation	1.1%
Internet Software	0.9%
Air Transportation	0.6%
Beverages	0.6%
Foods	0.6%
Information Retrieval Services	0.6%
Home Construction, Furnishings & Appliances	0.5%
Lodging	0.5%
Computer Programming Services	0.4%
Computer & Other Data Processing Service	0.2%
Electric Utilites	0.0%
100.0%

MML Emerging Growth Fund Largest Stock Holdings (12/31/05)

M-Systems Flash Disk Pioneers Ltd.

California Pizza Kitchen, Inc.

Zumiez, Inc.

Bright Horizons Family Solutions, Inc.

j2 Global Communications, Inc.

MicroStratergy, Inc. Cl. A

AMN Healthcare Services, Inc.

Affiliated Managers Group, Inc.

Grant Prideco, Inc.

Matria Healthcare, Inc.

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
MML Emerging Growth Fund	0.84%	–4.07%	–8.69%
Russell 2000 Index	4.55%	8.22%	6.52%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 93.5%
COMMON STOCK
Advertising — 0.3%
WPP Group PLC, Sponsored ADR (United Kingdom)	6,000	$324,000
Automotive & Parts — 1.4%
Harley-Davidson, Inc.	35,500	1,827,895
Banking, Savings & Loans — 14.3%
Commerce Bancorp, Inc.(a)	19,400	667,554
Fifth Third Bancorp(a)	25,400	958,088
Golden West Financial Corp.(a)	65,100	4,296,600
HSBC Holdings PLC	214,427	3,451,064
JPMorgan Chase & Co.	137,516	5,458,010
Lloyds TSB Group PLC Sponsored ADR (United Kingdom)(a)	24,800	838,240
State Street Corp.	4,500	249,480
Wells Fargo & Co.	50,800	3,191,764
		19,110,800
Beverages — 1.5%
Diageo PLC Sponsored ADR (United Kingdom)	23,500	1,370,050
Heineken Holding NV Cl. A	23,250	682,716
		2,052,766
Broadcasting, Publishing & Printing — 3.6%
Comcast Corp. Special, Cl. A(b)	129,600	3,329,424
Gannett Co., Inc.	6,800	411,876
Lagardere S.C.A. SA	14,400	1,107,709
		4,849,009
Building Materials & Construction — 1.4%
Martin Marietta Materials, Inc.	12,700	974,344
Vulcan Materials Co.	12,800	867,200
		1,841,544
Commercial Services — 4.9%
Block (H&R), Inc.(a)	70,500	1,730,775
Cosco Pacific, Limited	164,000	299,392
Dun & Bradstreet Corp.(b)	11,450	766,692
Iron Mountain, Inc.(a) (b)	45,500	1,921,010
Moody's Corp.	30,500	1,873,310
		6,591,179

	Number of Shares	Market Value
Communications — 0.8%
Nokia Oyj Sponsored ADR (Finland)	17,700	$323,910
NTL, Inc.(b)	4,300	292,744
SK Telecom Co., Ltd. ADR (South Korea)(a)	21,000	426,090
		1,042,744
Computer Related Services — 0.2%
IAC/InterActiveCorp(b)	9,850	278,853
Computers & Information — 1.6%
Dell, Inc.(b)	40,400	1,211,596
Lexmark International, Inc.(b)	21,600	968,328
		2,179,924
Computers & Office Equipment — 0.5%
Hewlett-Packard Co.	25,200	721,476
Containers — 2.2%
Sealed Air Corp.(a) (b)	53,100	2,982,627
Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	37,700	1,076,335
Energy — 10.2%
ConocoPhillips	56,360	3,279,025
Devon Energy Corp.	51,600	3,227,064
EOG Resources, Inc.(a)	44,000	3,228,280
Occidental Petroleum Corp.	35,100	2,803,788
Transocean, Inc.(b)	16,500	1,149,885
		13,688,042
Financial Services — 13.6%
American Express Co.	120,100	6,180,346
Ameriprise Financial, Inc.	34,580	1,417,780
Berkshire Hathaway, Inc. Cl. A(b)	46	4,076,520
Centerpoint Properties Corp.(a)	40,400	1,998,992
Citigroup, Inc.	64,800	3,144,744
Morgan Stanley	14,100	800,034
Telewest Global, Inc.(b)	21,900	521,658
		18,140,074
Foods — 0.7%
The Hershey Co.	17,700	977,925
Healthcare — 3.1%
Caremark Rx, Inc.(b)	30,800	1,595,132
HCA, Inc.	50,900	2,570,450
		4,165,582

	Number of Shares	Market Value
Household Products — 0.1%
Hunter Douglas NV	3,203	$174,215
Industrial - Diversified — 4.4%
Tyco International Ltd.	204,543	5,903,111
Insurance — 13.3%
American International Group, Inc.	96,050	6,553,491
Aon Corp.	29,300	1,053,335
Chubb Corp.	3,800	371,070
Loews Corp.	25,900	2,456,615
Markel Corp.(a) (b)	300	95,115
Marsh & McLennan Companies, Inc.	31,400	997,264
Principal Financial Group, Inc.	9,000	426,870
Progressive Corp.(a)	35,400	4,134,012
Sun Life Financial, Inc.(a)	5,600	224,728
Transatlantic Holdings, Inc.	20,800	1,397,760
		17,710,260
Pharmaceuticals — 1.1%
Cardinal Health, Inc.(a)	21,700	1,491,875
Prepackaged Software — 1.3%
Microsoft Corp.	64,400	1,684,060
Retail — 5.9%
Costco Wholesale Corp.(a)	108,700	5,377,389
Wal-Mart Stores, Inc.	52,600	2,461,680
		7,839,069
Tobacco — 4.9%
Altria Group, Inc.	87,600	6,545,472
Transportation — 1.2%
China Merchants Holdings International Co., Ltd.	190,000	411,797
Kuehne & Nagel International AG	1,400	394,575
United Parcel Service, Inc. Cl. B	10,500	789,075
		1,595,447
Travel — 0.2%
Expedia, Inc.(a) (b)	9,950	238,402
TOTAL EQUITIES (Cost $100,450,161)		125,032,686

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 19.9%
Cash Equivalents — 13.5%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$383,550	$383,550
American Beacon Money Market Fund(c)	164,927	164,927
Bank of America 4.230% 01/20/2006	402,728	402,728
Bank of America 4.270% 01/17/2006	295,124	295,124
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	767,102	767,102
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	383,551	383,551
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	383,551	383,551
Barclays Eurodollar Time Deposit 4.313% 01/17/2006	393,815	393,815
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	191,775	191,775
BGI Institutional Money Market Fund(c)	613,681	613,681
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	191,775	191,775
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	383,551	383,551
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	383,551	383,551
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	383,551	383,551
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	229,109	229,109
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	767,102	767,102
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	383,551	383,551
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	383,551	383,551

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$383,551	$383,551
Freddie Mac Discount Note 4.234% 01/30/2006	308,009	308,009
General Electric Capital Corp. 4.274% 01/23/2006	762,755	762,755
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	281,422	281,422
Merrimac Cash Fund, Premium Class(c)	61,368	61,368
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	767,102	767,102
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,250,223	1,250,223
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	498,616	498,616
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	613,681	613,681
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	191,775	191,775
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	383,551	383,551
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	383,551	383,551
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	575,326	575,326
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit (SEB) 4.230% 01/03/2006	191,775	191,775
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit (SEB) 4.300% 01/17/2006	536,971	536,971
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	383,551	383,551
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	383,551	383,551

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$437,716	$437,716
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	613,681	613,681
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	383,551	383,551
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	191,775	191,775
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	383,551	383,551
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	322,183	322,183
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	767,102	767,102
		18,141,882
Repurchase Agreement — 6.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	8,536,712	8,536,712
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		26,678,594
TOTAL INVESTMENTS — 113.4% (Cost $127,128,755)(f)		151,711,280
Other Assets/ (Liabilities) — (13.4%)		(17,954,815)
NET ASSETS — 100.0%		$133,756,465

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,539,577. Collateralized by U.S. Government Agency obligation with a rate of 3.737%, maturity date of 06/01/2033, and aggregate market value, including accrued interest, of $8,963,548.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	14,607	$140,958
Monster Worldwide, Inc.(a) (b)	4,076	166,382
Omnicom Group, Inc.	6,506	553,856
		861,196
Aerospace & Defense — 2.2%
Boeing Co.	28,611	2,009,637
General Dynamics Corp.	6,907	787,743
Goodrich Corp.	4,139	170,113
Honeywell International, Inc.	29,290	1,091,052
Lockheed Martin Corp.	12,740	810,646
Northrop Grumman Corp.	12,390	744,763
Raytheon Co.	15,588	625,858
Rockwell Collins, Inc.	6,068	281,980
United Technologies Corp.	36,022	2,013,990
		8,535,782
Air Transportation — 0.1%
Southwest Airlines Co.	24,340	399,906
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	13,000	433,420
Jones Apparel Group, Inc.	4,196	128,901
Limited Brands	12,130	271,105
Liz Claiborne, Inc.(b)	3,774	135,185
Nike, Inc. Cl. B	6,881	597,202
Nordstrom, Inc.	7,770	290,598
Reebok International Ltd.	2,056	119,721
The Gap, Inc.	20,345	358,886
VF Corp.	3,451	190,978
		2,525,996
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	6,300	136,899
Cooper Tire & Rubber Co.(b)	2,346	35,941
Dana Corp.	5,303	38,076
Ford Motor Co.	63,467	489,965
General Motors Corp.(b)	19,830	385,099
Genuine Parts Co.	6,129	269,186
Harley-Davidson, Inc.	9,822	505,735
Navistar International Corp.(a)	2,474	70,806
Paccar, Inc.	6,083	421,126
The Goodyear Tire & Rubber Co.(a) (b)	6,165	107,148
		2,459,981

	Number of Shares	Market Value
Banking, Savings & Loans — 9.2%
AmSouth Bancorporation	12,559	$329,171
Bank of America Corp.(b)	139,956	6,458,969
Bank of New York Co., Inc.	27,145	864,568
BB&T Corp.	18,783	787,196
Capital One Financial Corp.	10,000	864,000
Comerica, Inc.	6,069	344,476
Compass Bancshares, Inc.	3,800	183,502
Fannie Mae	33,776	1,648,607
Fifth Third Bancorp(b)	18,922	713,738
First Horizon National Corp.(b)	4,400	169,136
Freddie Mac	24,086	1,574,020
Golden West Financial Corp.	9,010	594,660
JP Morgan Chase & Co.	122,347	4,855,952
KeyCorp	14,310	471,228
M&T Bank Corp.	2,800	305,340
Marshall and Ilsley Corp.(b)	7,300	314,192
Mellon Financial Corp.	14,894	510,119
National City Corp.	19,998	671,333
North Fork Bancorporation, Inc.	16,550	452,808
Northern Trust Corp.	8,488	439,848
Regions Financial Corp.	16,270	555,783
SLM Corp.	14,542	801,119
Sovereign Bancorp, Inc.	12,877	278,401
State Street Corp.	11,722	649,868
SunTrust Banks, Inc.	12,390	901,496
Synovus Financial Corp.	10,963	296,111
U.S. Bancorp	63,532	1,898,971
Wachovia Corp.	54,951	2,904,710
Washington Mutual, Inc.	35,101	1,526,894
Wells Fargo & Co.	58,929	3,702,509
Zions Bancorp	3,193	241,263
		36,309,988
Beverages — 2.1%
Anheuser-Busch Companies, Inc.	26,787	1,150,770
Brown-Forman Corp. Cl. B	3,180	220,438
Coca-Cola Enterprises, Inc.	11,374	218,040
Constellation Brands, Inc. Cl. A(a)	6,800	178,364
Molson Coors Brewing Co. Cl. B	1,989	133,243
PepsiCo, Inc.	58,208	3,438,929
The Coca-Cola Co.	72,391	2,918,081
The Pepsi Bottling Group, Inc.	5,038	144,137
		8,402,002

	Number of Shares	Market Value
Broadcasting, Publishing & Printing — 2.4%
Clear Channel Communications, Inc.	18,549	$583,366
Comcast Corp. Cl. A(a) (b)	76,718	1,991,599
Dow Jones & Co., Inc.	2,026	71,903
Gannett Co., Inc.	8,570	519,085
Knight Ridder, Inc.(b)	2,655	168,061
Meredith Corp.	1,744	91,281
New York Times Co. Cl. A(b)	5,065	133,969
The McGraw-Hill Companies, Inc.	13,060	674,288
The Scripps (E.W.) Co. Cl. A(b)	3,000	144,060
Time Warner, Inc.	163,508	2,851,580
Tribune Co.	9,509	287,742
Univision Communications, Inc. Cl. A(a)	8,100	238,059
Viacom, Inc. Cl. B	55,629	1,813,505
		9,568,498
Building Materials & Construction — 0.2%
Louisiana-Pacific Corp.(b)	3,856	105,924
Masco Corp.(b)	15,467	466,949
Vulcan Materials Co.(b)	3,510	237,802
		810,675
Chemicals — 1.4%
Air Products & Chemicals, Inc.	7,858	465,115
Dow Chemical Co.	33,768	1,479,714
Du Pont (E.I.) de Nemours & Co.	32,204	1,368,670
Eastman Chemical Co.	2,700	139,293
Engelhard Corp.	4,293	129,434
Hercules, Inc.(a)	4,006	45,268
International Flavors & Fragrances, Inc.	3,246	108,741
Monsanto Co.	9,185	712,113
PPG Industries, Inc.	5,989	346,763
Praxair, Inc.	11,264	596,541
Rohm & Haas Co.	5,040	244,037
		5,635,689
Commercial Services — 1.6%
Allied Waste Industries, Inc.(a) (b)	7,660	66,948
Apollo Group, Inc. Cl. A(a) (b)	5,188	313,666
Block (H&R), Inc.(b)	11,548	283,503
Cendant Corp.	36,442	628,624
Cintas Corp.(b)	4,790	197,252
Convergys Corp.(a)	4,916	77,919

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Donnelley (R.R.) & Sons Co.	7,622	$260,749
eBay, Inc.(a)	39,823	1,722,345
Ecolab, Inc.	6,416	232,708
Equifax, Inc.	4,659	177,135
Fluor Corp.	2,927	226,140
Moody's Corp.	8,892	546,147
Paychex, Inc.	11,797	449,702
PerkinElmer, Inc.	4,408	103,852
Quest Diagnostics, Inc.	5,828	300,025
Robert Half International, Inc.	5,980	226,582
Ryder System, Inc.(b)	2,182	89,506
Waste Management, Inc.	19,753	599,504
		6,502,307
Communications — 1.1%
ADC Telecommunications, Inc.(a)	3,921	87,603
Andrew Corp.(a)	5,561	59,670
Avaya, Inc.(a)	15,876	169,397
Ciena Corp.(a)	19,241	57,146
Citizens Communications Co.	12,201	149,218
L-3 Communications Holdings, Inc.	3,800	282,530
Lucent Technologies, Inc.(a) (b)	152,879	406,658
Network Appliance, Inc.(a)	12,420	335,340
Qualcomm, Inc.	57,160	2,462,453
Scientific-Atlanta, Inc.	5,310	228,702
Tellabs, Inc.(a)	16,012	174,531
		4,413,248
Communications Equipment — 0.5%
Motorola, Inc.	86,209	1,947,461
Computer Integrated Systems Design — 0.4%
Autodesk, Inc.	8,080	347,036
Computer Sciences Corp.(a)	6,587	333,566
Parametric Technology Corp.(a)	9,034	55,107
Sun Microsystems, Inc.(a)	121,308	508,281
Teradyne, Inc.(a)	6,760	98,493
Unisys Corp.(a)	11,615	67,715
		1,410,198
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	3,070	85,315
Computers & Information — 3.8%
Apple Computer, Inc.(a)	28,852	2,074,170

	Number of Shares	Market Value
Cisco Systems, Inc.(a)	214,073	$3,664,930
Comverse Technology, Inc.(a)	6,822	181,397
Dell, Inc.(a)	83,847	2,514,572
EMC Corp.(a)	82,932	1,129,534
Gateway, Inc.(a)	12,490	31,350
International Business Machines Corp.	55,565	4,567,443
International Game Technology	12,016	369,852
Jabil Circuit, Inc.(a)	6,278	232,851
Lexmark International, Inc.(a)	4,097	183,669
Solectron Corp.(a)	33,581	122,906
Symbol Technologies, Inc.	8,760	112,303
		15,184,977
Computers & Office Equipment — 1.0%
Electronic Data Systems Corp.	17,771	427,215
Hewlett-Packard Co.	100,215	2,869,155
Pitney Bowes, Inc.	8,002	338,084
Xerox Corp.(a)	33,014	483,655
		4,118,109
Containers — 0.2%
Ball Corp.	3,920	155,702
Bemis Co., Inc.	3,666	102,135
Pactiv Corp.(a) (b)	5,159	113,498
Sealed Air Corp.(a) (b)	2,891	162,387
Temple-Inland, Inc.	3,876	173,839
		707,561
Cosmetics & Personal Care — 2.4%
Alberto-Culver Co.(b)	2,607	119,270
Avon Products, Inc.	16,356	466,964
Colgate-Palmolive Co.	17,977	986,038
Kimberly-Clark Corp.	16,507	984,643
The Procter & Gamble Co.	116,786	6,759,574
		9,316,489
Data Processing & Preparation — 0.8%
Affiliated Computer Services, Inc. Cl. A(a)	4,400	260,392
Automatic Data Processing, Inc.	20,104	922,573
First Data Corp.	26,933	1,158,388
Fiserv, Inc.(a)	6,721	290,818
IMS Health, Inc.	8,024	199,958
NCR Corp.(a)	6,500	220,610
		3,052,739
Electric Utilities — 3.0%
AES Corp.(a)	22,749	360,117
Allegheny Energy, Inc.(a)	5,020	158,883

	Number of Shares	Market Value
Ameren Corp.	6,481	$332,086
American Electric Power Co.	13,757	510,247
CenterPoint Energy, Inc.(b)	11,063	142,160
Cinergy Corp.	6,563	278,665
CMS Energy Corp.(a) (b)	6,938	100,670
Consolidated Edison, Inc.	8,450	391,488
Constellation Energy Group, Inc.	5,925	341,280
Dominion Resources, Inc.	11,878	916,982
DTE Energy Co.	6,037	260,738
Duke Energy Corp.(b)	32,135	882,106
Edison International	11,430	498,462
Entergy Corp.	7,460	512,129
Exelon Corp.(b)	23,336	1,240,075
FirstEnergy Corp.	11,557	566,177
FPL Group, Inc.	13,772	572,364
NiSource, Inc.	9,346	194,958
PG&E Corp.	11,921	442,508
Pinnacle West Capital Corp.(b)	3,200	132,320
PPL Corp.	13,178	387,433
Progress Energy, Inc.(b)	8,672	380,874
Public Service Enterprise Group, Inc.	8,598	558,612
Southern Co.(b)	25,787	890,425
Teco Energy, Inc.	7,261	124,744
TXU Corp.	16,754	840,883
		12,017,386
Electrical Equipment & Electronics — 6.8%
Advanced Micro Devices, Inc.(a)	14,360	439,416
Altera Corp.(a) (b)	12,920	239,408
American Power Conversion Corp.	6,630	145,860
Analog Devices, Inc.	12,970	465,234
Applied Micro Circuits Corp.(a)	10,300	26,471
Broadcom Corp. Cl. A(a)	10,098	476,121
Emerson Electric Co.	14,557	1,087,408
Freescale Semiconductor, Inc. Cl. B(a)	13,525	340,424
General Electric Co.	369,335	12,945,192
Intel Corp.	212,287	5,298,684
JDS Uniphase Corp.(a)	49,988	117,972
Johnson Controls, Inc.	6,650	484,851
Kla-Tencor Corp.(b)	6,806	335,740
Linear Technology Corp.	10,630	383,424
LSI Logic Corp.(a) (b)	13,428	107,424
Maxim Integrated Products, Inc.	11,260	408,062
Micron Technology, Inc.(a) (b)	21,217	282,398

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Molex, Inc.(b)	5,090	$132,085
National Semiconductor Corp.	12,396	322,048
Novellus Systems, Inc.(a)	4,850	116,982
Nvidia Corp.(a)	5,800	212,048
PMC-Sierra, Inc.(a)	6,189	47,717
Qlogic Corp.(a)	3,200	104,032
Rockwell Automation, Inc.	6,368	376,731
Sanmina-SCI Corp.(a)	18,052	76,902
Texas Instruments, Inc.	56,926	1,825,617
Xilinx, Inc.(b)	12,111	305,318
		27,103,569
Energy — 9.3%
Amerada Hess Corp.	2,753	349,135
Anadarko Petroleum Corp.	8,322	788,510
Apache Corp.	11,400	781,128
Ashland, Inc.	2,503	144,924
BJ Services Co.	11,200	410,704
Burlington Resources, Inc.	13,300	1,146,460
Chevron Corp.	78,466	4,454,515
ConocoPhillips	48,528	2,823,359
Devon Energy Corp.	15,770	986,256
Dynegy, Inc., Cl A(a) (b)	10,027	48,531
El Paso Corp.(b)	22,246	270,511
EOG Resources, Inc.	8,400	616,308
Exxon Mobil Corp.	216,836	12,179,678
Halliburton Co.(b)	17,365	1,075,935
Kerr-McGee Corp.	3,813	346,449
KeySpan Corp.	5,580	199,150
Kinder Morgan, Inc.	3,390	311,710
Marathon Oil Corp.	12,596	767,978
Murphy Oil Corp.	5,700	307,743
Nabors Industries Ltd.(a)	5,215	395,036
National Oilwell Varco, Inc.(a)	6,200	388,740
Nicor, Inc.(b)	1,489	58,533
Noble Corp.(b)	4,740	334,360
Occidental Petroleum Corp.	13,804	1,102,664
Peoples Energy Corp.(b)	1,257	44,083
Rowan Companies, Inc.	3,721	132,616
Schlumberger Ltd.(b)	20,439	1,985,649
Sempra Energy(b)	8,117	363,966
Sunoco, Inc.(b)	4,786	375,127
The Williams Companies, Inc.	19,218	445,281
Transocean, Inc.(a)	11,527	803,317
Valero Energy Corp.	21,400	1,104,240
Weatherford International Ltd.(a)	11,538	417,676
Xcel Energy, Inc.(b)	14,172	261,615
XTO Energy, Inc.	12,299	540,418
		36,762,305

	Number of Shares	Market Value
Entertainment & Leisure — 0.9%
Brunswick Corp.	3,239	$131,698
Harrah's Entertainment, Inc.	6,623	472,154
News Corp., Inc. Cl. A	85,700	1,332,635
The Walt Disney Co.	67,031	1,606,733
		3,543,220
Financial Services — 6.2%
American Express Co.	43,108	2,218,338
Ameriprise Financial, Inc.	8,622	353,486
Apartment Investment & Management Co. Cl. A(b)	3,400	128,758
Archstone-Smith Trust	6,800	284,852
Bear Stearns Companies, Inc.	3,958	457,268
CIT Group, Inc.	7,300	377,994
Citigroup, Inc.	176,290	8,555,354
Countrywide Financial Corp.	20,854	712,998
E*TRADE Financial Corp.(a)	12,900	269,094
Federated Investors, Inc. Cl. B	3,000	111,120
Franklin Resources, Inc.	5,228	491,484
Huntington Bancshares, Inc.(b)	8,234	195,558
Janus Capital Group, Inc.	8,150	151,834
Lehman Brothers Holdings, Inc.	9,472	1,214,026
MBNA Corp.	43,521	1,182,030
Merrill Lynch & Co., Inc.	32,169	2,178,806
Morgan Stanley	37,591	2,132,913
PNC Financial Services Group, Inc.	9,949	615,147
Price (T. Rowe) Group, Inc.	4,400	316,932
Public Storage, Inc.	2,900	196,388
The Charles Schwab Corp.	36,561	536,350
The Goldman Sachs Group, Inc.	15,709	2,006,196
		24,686,926
Food Retailers — 0.2%
Starbucks Corp.(a)	26,898	807,209
Foods — 1.5%
Archer-Daniels-Midland Co.	21,661	534,160
Campbell Soup Co.	6,502	193,565
ConAgra Foods, Inc.	17,772	360,416
General Mills, Inc.	12,608	621,827
Heinz (H. J.) Co.	12,122	408,754
Kellogg Co.	9,164	396,068
McCormick & Co., Inc.	4,700	145,324
Safeway, Inc.(b)	15,460	365,784
Sara Lee Corp.	27,165	513,418
SuperValu, Inc.	4,621	150,090
Sysco Corp.	22,130	687,136

	Number of Shares	Market Value
The Hershey Co.	6,444	$356,031
The Kroger Co.(a)	25,518	481,780
Tyson Foods, Inc. Cl. A(b)	8,700	148,770
Wrigley (Wm.) Jr. Co.	6,334	421,148
		5,784,271
Forest Products & Paper — 0.4%
International Paper Co.(b)	17,189	577,722
MeadWestvaco Corp.	6,301	176,617
Plum Creek Timber Co., Inc.(b)	6,500	234,325
Weyerhaeuser Co.	8,590	569,861
		1,558,525
Healthcare — 1.5%
Caremark Rx, Inc.(a)	15,700	813,103
Coventry Health Care, Inc.(a)	5,385	306,730
Express Scripts, Inc.(a)	5,200	435,760
HCA, Inc.	11,661	588,880
Health Management Associates, Inc. Cl. A	8,500	186,660
Humana, Inc.(a)	5,503	298,978
Laboratory Corp. of America Holdings(a) (b)	4,800	258,480
Manor Care, Inc.	3,032	120,583
Tenet Healthcare Corp.(a)	16,259	124,544
UnitedHealth Group, Inc.	47,680	2,962,835
		6,096,553
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.(b)	4,346	310,696
D.R. Horton, Inc.	9,400	335,862
KB Home	2,842	206,500
Leggett & Platt, Inc.(b)	6,650	152,684
Lennar Corp. Cl. A	4,700	286,794
Maytag Corp.	2,786	52,433
Pulte Homes, Inc.	7,544	296,932
Whirlpool Corp.(b)	2,309	193,402
		1,835,303
Household Products — 0.6%
Black & Decker Corp.(b)	2,850	247,836
Corning, Inc.(a)	52,191	1,026,075
Fortune Brands, Inc.	4,980	388,540
Newell Rubbermaid, Inc.	9,535	226,742
Sherwin-Williams Co.	3,929	178,455
Snap-on, Inc.(b)	2,153	80,867
The Clorox Co.	5,270	299,810
The Stanley Works	2,505	120,340
		2,568,665

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Industrial - Distribution — 0.1%
Grainger (W.W.), Inc.	2,879	$204,697
Industrial - Diversified — 1.6%
3M Co.	26,672	2,067,080
Cooper Industries Ltd. Cl. A	3,214	234,622
Danaher Corp.	8,410	469,110
Eaton Corp.	5,294	355,174
Illinois Tool Works, Inc.(b)	7,319	643,999
ITT Industries, Inc.	3,237	332,828
Textron, Inc.	4,732	364,269
Tyco International Ltd.	70,774	2,042,538
		6,509,620
Information Retrieval Services — 0.4%
Yahoo!, Inc.(a)	44,016	1,724,547
Insurance — 5.9%
ACE Ltd.	10,000	534,400
Aetna, Inc.	10,022	945,175
AFLAC, Inc.	17,520	813,278
Allstate Corp.	23,104	1,249,233
Ambac Financial Group, Inc.	3,875	298,608
American International Group, Inc.	90,432	6,170,175
Aon Corp.	11,046	397,104
Chubb Corp.	6,673	651,618
Cigna Corp.	4,640	518,288
Cincinnati Financial Corp.	5,782	258,340
Genworth Financial, Inc. Cl. A	13,100	452,998
Jefferson-Pilot Corp.	4,720	268,710
Lincoln National Corp.	6,041	320,354
Loews Corp.	4,758	451,296
Marsh & McLennan Companies, Inc.	18,342	582,542
MBIA, Inc.(b)	4,975	299,296
Metlife, Inc.	26,132	1,280,468
MGIC Investment Corp.(b)	3,489	229,646
Principal Financial Group, Inc.	10,136	480,750
Progressive Corp.(b)	6,848	799,709
Prudential Financial, Inc.	18,100	1,324,739
Safeco Corp.	4,559	257,584
St. Paul Travelers Companies	23,963	1,070,427
The Hartford Financial Services Group, Inc.	10,258	881,060
Torchmark Corp.	3,726	207,166
UnumProvident Corp.(b)	10,270	233,643
WellPoint, Inc.(a)	23,038	1,838,202
XL Capital Ltd. Cl. A	6,027	406,099
		23,220,908

	Number of Shares	Market Value
Lodging — 0.3%
Hilton Hotels Corp.	11,491	$277,048
Marriott International, Inc. Cl. A	5,964	399,409
Starwood Hotels & Resorts Worldwide, Inc.	7,140	455,960
		1,132,417
Machinery & Components — 1.0%
Baker Hughes, Inc.	11,598	704,926
Caterpillar, Inc.	23,404	1,352,049
Cummins, Inc.(b)	1,539	138,094
Deere & Co.	8,343	568,242
Dover Corp.	7,235	292,945
Ingersoll-Rand Co. Cl. A	11,966	483,067
Pall Corp.	4,492	120,655
Parker Hannifin Corp.	4,214	277,955
		3,937,933
Manufacturing — 0.4%
American Standard Companies, Inc.	6,300	251,685
Applied Materials, Inc.	57,006	1,022,688
Avery Dennison Corp.(b)	3,828	211,574
Millipore Corp.(a) (b)	1,715	113,259
		1,599,206
Medical Supplies — 2.4%
Agilent Technologies, Inc.(a)	14,283	475,481
Allergan, Inc.	4,707	508,168
Applera Corp. - Applied Biosystems Group	6,738	178,961
Bard (C.R.), Inc.	3,620	238,630
Bausch & Lomb, Inc.	1,892	128,467
Baxter International, Inc.	21,292	801,644
Becton, Dickinson & Co.	8,748	525,580
Biomet, Inc.	8,755	320,170
Boston Scientific Corp.(a)	20,772	508,706
Fisher Scientific International, Inc.(a)	4,100	253,626
Guidant Corp.	11,288	730,898
Medtronic, Inc.	42,181	2,428,360
Patterson Cos, Inc.(a)	4,800	160,320
St. Jude Medical, Inc.(a)	12,944	649,789
Stryker Corp.	10,200	453,186
Tektronix, Inc.	3,120	88,015
Thermo Electron Corp.(a)	5,554	167,342
Waters Corp.(a)	4,200	158,760
Zimmer Holdings, Inc.(a)	8,522	574,724
		9,350,827

	Number of Shares	Market Value
Metals & Mining — 0.8%
Alcoa, Inc.	30,088	$889,702
Allegheny Technologies, Inc.	3,144	113,436
Freeport-McMoRan Copper & Gold, Inc. Cl. B	6,233	335,335
Newmont Mining Corp.	15,309	817,501
Nucor Corp.	5,528	368,828
Phelps Dodge Corp.	3,285	472,613
United States Steel Corp.	3,954	190,069
		3,187,484
Pharmaceuticals — 8.5%
Abbott Laboratories	54,098	2,133,084
AmerisourceBergen Corp.(b)	7,352	304,373
Amgen, Inc.(a)	43,006	3,391,453
Biogen Idec, Inc.(a)	12,037	545,637
Bristol-Myers Squibb Co.	68,442	1,572,797
Cardinal Health, Inc.	14,869	1,022,244
Chiron Corp.(a)	3,860	171,616
Eli Lilly & Co.(b)	39,595	2,240,681
Forest Laboratories, Inc.(a)	11,780	479,210
Genzyme Corp.(a)	8,900	629,942
Gilead Sciences, Inc.(a)	15,744	828,607
Hospira, Inc.(a)	5,439	232,680
Johnson & Johnson	103,596	6,226,120
King Pharmaceuticals, Inc.(a)	8,867	150,030
McKesson Corp.	10,587	546,183
Medco Health Solutions, Inc.(a)	10,420	581,436
MedImmune, Inc.(a)	8,564	299,911
Merck & Co., Inc.	77,015	2,449,847
Mylan Laboratories, Inc.	7,524	150,179
Pfizer, Inc.	256,741	5,987,200
Schering-Plough Corp.	51,588	1,075,610
Sigma-Aldrich Corp.	2,384	150,883
Watson Pharmaceutical, Inc.(a)	3,970	129,065
Wyeth	46,756	2,154,049
		33,452,837
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	9,960	233,064
Prepackaged Software — 3.4%
Adobe Systems, Inc.	20,812	769,212
BMC Software, Inc.(a)	8,065	165,252
Citrix Systems, Inc.(a)	6,092	175,328
Computer Associates International, Inc.	16,423	462,964
Compuware Corp.(a)	13,878	124,486
Electronic Arts, Inc.(a)	10,600	554,486
Intuit, Inc.(a)	6,610	352,313

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Microsoft Corp.	320,987	$8,393,810
Novell, Inc.(a)	13,976	123,408
Oracle Corp.(a)	132,561	1,618,570
Siebel Systems, Inc.	18,118	191,688
Symantec Corp.(a)	37,889	663,058
		13,594,575
Real Estate — 0.5%
Equity Office Properties Trust	14,160	429,473
Equity Residential REIT(b)	9,900	387,288
ProLogis	8,500	397,120
Simon Property Group, Inc. REIT	6,400	490,432
Vornado Realty Trust	4,100	342,227
		2,046,540
Restaurants — 0.6%
Darden Restaurants, Inc.	4,692	182,425
McDonald's Corp.	43,877	1,479,532
Wendy's International, Inc.	3,975	219,659
Yum! Brands, Inc.	10,198	478,082
		2,359,698
Retail — 5.0%
Amazon.com, Inc.(a) (b)	9,633	454,196
AutoZone, Inc.(a)	1,954	179,280
Bed Bath & Beyond, Inc.(a)	10,450	377,768
Best Buy Co., Inc.	14,495	630,243
Big Lots, Inc.(a) (b)	3,874	46,527
Circuit City Stores, Inc.	5,700	128,763
Costco Wholesale Corp.(b)	16,342	808,439
CVS Corp.	27,606	729,351
Dillards, Inc. Cl. A	3,001	74,485
Dollar General Corp.	11,314	215,758
Family Dollar Stores, Inc.	5,951	147,525
Federated Department Stores, Inc.	9,050	600,287
J.C. Penney Co., Inc.(b)	8,909	495,340
Kohl's Corp.(a)	11,523	560,018
Lowe's Companies, Inc.(b)	27,182	1,811,952
Office Depot, Inc.(a)	10,765	338,021
OfficeMax, Inc.	2,442	61,929
RadioShack Corp.	4,681	98,441
Sears Holdings Corp.(a) (b)	3,708	428,385
Staples, Inc.	25,759	584,987
Target Corp.	30,568	1,680,323
The Home Depot, Inc.	74,937	3,033,450
Tiffany & Co.	4,992	191,144
TJX Companies, Inc.	16,676	387,383
Walgreen Co.	35,304	1,562,555
Wal-Mart Stores, Inc.	87,034	4,073,191
		19,699,741

	Number of Shares	Market Value
Retail - Grocery — 0.2%
Albertson's, Inc.(b)	12,747	$272,148
Whole Foods Market, Inc.	4,800	371,472
		643,620
Telephone Utilities — 3.0%
Alltel Corp.	13,208	833,425
AT&T, Inc.	137,834	3,375,555
BellSouth Corp.	62,820	1,702,422
CenturyTel, Inc.	4,931	163,512
Qwest Communications International, Inc.(a) (b)	53,558	302,603
Sprint Nextel Corp.	102,859	2,402,786
Verizon Communications, Inc.	96,876	2,917,905
		11,698,208
Tobacco — 1.5%
Altria Group, Inc.	72,354	5,406,291
Reynolds American, Inc.(b)	3,000	285,990
UST, Inc.	6,022	245,878
		5,938,159
Toys, Games — 0.1%
Hasbro, Inc.	6,191	124,934
Mattel, Inc.	14,489	229,216
		354,150
Transportation — 1.9%
Burlington Northern Santa Fe Corp.	12,993	920,164
Carnival Corp.	15,185	811,942
CSX Corp.	7,465	378,998
FedEx Corp.	10,503	1,085,905
Norfolk Southern Corp.	13,689	613,678
Union Pacific Corp.	9,217	742,061
United Parcel Service, Inc. Cl. B	38,500	2,893,275
		7,446,023
Travel — 0.0%
Sabre Holdings Corp.	4,731	114,064
TOTAL EQUITIES (Cost $348,427,246)		393,460,367

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 8.3%
Cash Equivalents — 7.9%(e)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$658,113	$658,113
American Beacon Money Market Fund(d)	282,988	282,988
Bank of America 4.230% 01/20/2006	691,019	691,019
Bank of America 4.270% 01/17/2006	506,387	506,387
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,316,226	1,316,226
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	658,113	658,113
Barclays 4.313% 01/17/2006	675,724	675,724
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	658,112	658,112
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	329,056	329,056
BGI Institutional Money Market Fund(d)	1,052,980	1,052,980
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	329,056	329,056
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	658,112	658,112
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	658,112	658,112
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	658,112	658,112
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	393,114	393,114
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,316,225	1,316,225
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	658,112	658,112
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	658,112	658,112

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$658,112	$658,112
Freddie Mac Discount Note 4.234% 01/30/2006	528,494	528,494
General Electric Capital Corp. 4.274% 01/23/2006	1,308,766	1,308,766
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	482,875	482,875
Merrimac Cash Fund, Premium Class(d)	105,298	105,298
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,316,225	1,316,225
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,145,185	2,145,185
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	855,546	855,546
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,052,980	1,052,980
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	329,056	329,056
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	658,112	658,112
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	658,112	658,112
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	987,168	987,168
Skandinaviska Enskilda Banken AB (SEB) Eurodollar Time Deposit 4.230% 01/03/2006	329,056	329,056
Skandinaviska Enskilda Banken AB (SEB) Eurodollar Time Deposit 4.300% 01/17/2006	921,357	921,357
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	658,112	658,112
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	658,112	658,112
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	751,050	751,050

	Principal Amount	Market Value
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	$1,052,980	$1,052,980
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	658,112	658,112
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	329,056	329,056
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	658,112	658,112
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	552,814	552,814
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,316,225	1,316,225
		31,128,588
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/05, 3.02%, due 01/03/2006(f)	1,401,383	1,401,383
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(c) 3.938% 04/06/2006	385,000	380,436
TOTAL SHORT-TERM INVESTMENTS (Cost $32,910,929)		32,910,407
TOTAL INVESTMENTS — 107.7% (Cost $381,338,175)(g)		426,370,774
Other Assets/ (Liabilities) — (7.7%)		(30,673,724)
NET ASSETS — 100.0%		$395,697,050

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan (Note 2).

(c)  This security is held as collateral for open futures contracts (Note 2).

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $1,401,854. Collateralized by U.S. Government Agency obligation with a rate of 7.625%, maturity date of 07/25/2027, and an aggregate market value, including accrued interest, of $1,471,453.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK
Advertising — 0.2%
Getty Images, Inc.(a) (b)	400	$35,708
Aerospace & Defense — 1.1%
Goodrich Corp.	1,300	53,430
Lockheed Martin Corp.	2,600	165,438
Rockwell Collins, Inc.	500	23,235
		242,103
Air Transportation — 0.3%
AMR Corp.(a) (b)	3,000	66,690
Apparel, Textiles & Shoes — 1.6%
American Eagle Outfitters, Inc.	1,700	39,066
bebe stores, Inc.	2,400	33,672
Chico's FAS, Inc.(a)	1,800	79,074
Coach, Inc.(a)	1,100	36,674
Columbia Sportswear Co.(a) (b)	500	23,865
Nike, Inc. Cl. B	300	26,037
Nordstrom, Inc.	2,600	97,240
Urban Outfitters, Inc.(a) (b)	600	15,186
		350,814
Automotive & Parts — 0.7%
Harley-Davidson, Inc.(b)	2,400	123,576
Oshkosh Truck Corp.	500	22,295
		145,871
Banking, Savings & Loans — 1.4%
Fannie Mae	5,900	287,979
Beverages — 1.2%
PepsiCo, Inc.	4,400	259,952
Broadcasting, Publishing & Printing — 0.4%
Cablevision Systems Corp. Cl. A(a) (b)	1,500	35,205
The McGraw-Hill Companies, Inc.	1,000	51,630
		86,835
Commercial Services — 1.3%
eBay, Inc.(a)	600	25,950
Global Payments, Inc.	400	18,644
Jacobs Engineering Group, Inc.(a)	400	27,148
Moody's Corp.	400	24,568
Paychex, Inc.	1,600	60,992

	Number of Shares	Market Value
Pharmaceutical Product Development, Inc.	810	$50,180
Rent-A-Center, Inc.(a)	2,300	43,378
Robert Half International, Inc.	500	18,945
		269,805
Communications — 0.4%
Harris Corp.	1,900	81,719
Communications Equipment — 1.9%
Motorola, Inc.	17,700	399,843
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.	1,300	55,835
Computer Programming Services — 0.1%
Cognizant Technology Solutions Corp.(a)	600	30,210
Computer Related Services — 0.2%
CNET Networks, Inc.(a) (b)	1,700	24,973
Ingram Micro, Inc. Cl. A(a)	1,100	21,923
		46,896
Computers & Information — 6.6%
Apple Computer, Inc.(a)	2,400	172,536
Dell, Inc.(a)	25,300	758,747
EMC Corp.(a)	3,700	50,394
Emulex Corp.(a)	700	13,853
International Business Machines Corp.	3,000	246,600
Lexmark International, Inc.(a)	1,000	44,830
Western Digital Corp.(a)	5,700	106,077
		1,393,037
Cosmetics & Personal Care — 0.5%
The Procter & Gamble Co.	2,000	115,760
Data Processing & Preparation — 2.2%
Affiliated Computer Services, Inc. Cl. A(a)	1,000	59,180
Alliance Data Systems Corp.(a) (b)	700	24,920
First Data Corp.	7,200	309,672
Fiserv, Inc.(a)	1,200	51,924
Total System Services, Inc.	1,100	21,769
		467,465
Electric Utilities — 0.2%
TXU Corp.	1,000	50,190

	Number of Shares	Market Value
Electrical Equipment & Electronics — 9.4%
American Power Conversion Corp.	1,400	$30,800
Broadcom Corp. Cl. A(a)	600	28,290
General Electric Co.	2,300	80,615
Intel Corp.	43,500	1,085,760
International Rectifier Corp.(a)	700	22,330
Johnson Controls, Inc.	200	14,582
National Semiconductor Corp.	900	23,382
Nvidia Corp.(a) (b)	1,900	69,464
Rockwell Automation, Inc.	1,100	65,076
Texas Instruments, Inc.(b)	18,000	577,260
		1,997,559
Energy — 5.6%
BJ Services Co.	1,200	44,004
Burlington Resources, Inc.	2,000	172,400
EOG Resources, Inc.	3,800	278,806
Exxon Mobil Corp.	4,200	235,914
Frontier Oil Corp.	700	26,271
Halliburton Co.(b)	1,500	92,940
Helmerich & Payne, Inc.	400	24,764
Kinder Morgan, Inc.	1,800	165,510
Patterson-UTI Energy, Inc.	1,900	62,605
Questar Corp.	300	22,710
Sunoco, Inc.(b)	400	31,352
Unit Corp.(a)	300	16,509
Valero Energy Corp.	400	20,640
		1,194,425
Financial Services — 2.4%
Ameritrade Holding Corp.(a)	1,300	31,200
Franklin Resources, Inc.	100	9,401
Legg Mason, Inc.	700	83,783
MBNA Corp.	5,400	146,664
The Charles Schwab Corp.	15,600	228,852
The Goldman Sachs Group, Inc.	100	12,771
		512,671
Foods — 0.4%
Panera Bread Co. Cl. A(a) (b)	600	39,408
The Kroger Co.(a)	3,000	56,640
		96,048
Healthcare — 9.1%
Caremark Rx, Inc.(a)	500	25,895
Coventry Health Care, Inc.(a)	450	25,632

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Express Scripts, Inc.(a)	3,200	$268,160
HCA, Inc.	3,100	156,550
Health Net, Inc.(a)	900	46,395
Humana, Inc.(a)	500	27,165
Lincare Holdings, Inc.(a)	2,600	108,966
UnitedHealth Group, Inc.	20,088	1,248,268
Universal Health Services, Inc. Cl. B	400	18,696
		1,925,727
Home Construction, Furnishings & Appliances — 1.3%
D.R. Horton, Inc.	2,200	78,606
KB Home(b)	500	36,330
Maytag Corp.	800	15,056
Mohawk Industries, Inc.(a)	900	78,282
The Ryland Group, Inc.	300	21,639
Toll Brothers, Inc.(a)	1,400	48,496
		278,409
Household Products — 0.4%
Black & Decker Corp.(b)	500	43,480
Corning, Inc.(a)	1,800	35,388
		78,868
Industrial - Distribution — 0.0%
Grainger (W.W.), Inc.	100	7,110
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a) (b)	400	165,944
Yahoo!, Inc.(a)	1,800	70,524
		236,468
Insurance — 3.9%
Aetna, Inc.	2,600	245,206
AFLAC, Inc.	5,000	232,100
Ambac Financial Group, Inc.	1,000	77,060
American International Group, Inc.	2,500	170,575
Marsh & McLennan Companies, Inc.(b)	1,600	50,816
Radian Group, Inc.	300	17,577
WellPoint, Inc.(a)	363	28,993
		822,327
Lodging — 0.8%
Marriott International, Inc. Cl. A	1,400	93,758
MGM Mirage(a) (b)	1,600	58,672
Starwood Hotels & Resorts Worldwide, Inc.	400	25,544
		177,974

	Number of Shares	Market Value
Machinery & Components — 2.1%
Baker Hughes, Inc.	1,300	$79,014
Caterpillar, Inc.	4,200	242,634
Cooper Cameron Corp.(a)	400	16,560
Grant Prideco, Inc.(a)	900	39,708
Joy Global, Inc.	600	24,000
Smith International, Inc.	600	22,266
Timken Co.	400	12,808
		436,990
Medical Supplies — 1.7%
Agilent Technologies, Inc.(a)	3,000	99,870
Allergan, Inc.(b)	700	75,572
Medtronic, Inc.	500	28,785
St. Jude Medical, Inc.(a)	1,000	50,200
Stryker Corp.(b)	2,200	97,746
		352,173
Metals & Mining — 0.1%
Consol Energy, Inc.	300	19,554
Precision Castparts Corp.	200	10,362
		29,916
Pharmaceuticals — 14.2%
Abbott Laboratories	2,700	106,461
American Pharmacuetical Partners, Inc.(a) (b)	300	11,637
AmerisourceBergen Corp.	800	33,120
Amgen, Inc.(a)	1,600	126,176
Barr Pharmaceuticals(a)	1,200	74,748
Cardinal Health, Inc.	4,800	330,000
Forest Laboratories, Inc.(a)	1,700	69,156
Genentech, Inc.(a)	2,100	194,250
Gilead Sciences, Inc.(a)	900	47,367
Hospira, Inc.(a)	600	25,668
Invitrogen Corp.(a)	300	19,992
Johnson & Johnson	7,200	432,720
McKesson Corp.	4,600	237,314
Medco Health Solutions, Inc.(a)	1,500	83,700
Merck & Co., Inc.	18,700	594,847
Omnicare, Inc.	1,000	57,220
Pfizer, Inc.	19,300	450,076
Wyeth	2,500	115,175
		3,009,627
Prepackaged Software — 0.8%
Adobe Systems, Inc.	2,300	85,008
Cerner Corp.(a) (b)	400	36,364
Microsoft Corp.	600	15,690
Oracle Corp.(a)	3,600	43,956
		181,018

	Number of Shares	Market Value
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Cl. A(a)	300	$17,655
Restaurants — 1.3%
Brinker International, Inc.(b)	900	34,794
Darden Restaurants, Inc.	2,600	101,088
Outback Steakhouse, Inc.	800	33,288
Sonic Corp.(a)	400	11,800
Wendy's International, Inc.	1,800	99,468
		280,438
Retail — 14.7%
Advance Auto Parts Corp.(a)	2,100	91,266
AutoZone, Inc.(a)	500	45,875
Bed Bath & Beyond, Inc.(a)	4,100	148,215
CVS Corp.	700	18,494
Dollar General Corp.	4,000	76,280
Dollar Tree Stores, Inc.(a) (b)	2,400	57,456
Family Dollar Stores, Inc.	800	19,832
Lowe's Companies, Inc.(b)	8,900	593,274
O'Reilly Automotive, Inc.(a)	400	12,804
Target Corp.	1,300	71,461
The Home Depot, Inc.	25,200	1,020,096
TJX Companies, Inc.	4,100	95,243
Walgreen Co.	3,100	137,206
Wal-Mart Stores, Inc.	15,600	730,080
		3,117,582
Telephone Utilities — 1.0%
ADTRAN, Inc.	600	17,844
Nextel Partners, Inc. Cl. A(a)	4,100	114,554
NII Holdings, Inc. Cl. B(a)	1,800	78,624
		211,022
Tobacco — 5.6%
Altria Group, Inc.	15,900	1,188,048
Transportation — 0.4%
CNF, Inc.	300	16,767
FedEx Corp.	300	31,017
Landstar System, Inc.	400	16,696
Robinson (C.H.) Worldwide, Inc.	400	14,812
		79,292
TOTAL EQUITIES (Cost $19,118,848)		20,618,059

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
RIGHTS — 0.0%
Computers & Information
Seagate Technology(a) (c)	11,100	$0
TOTAL RIGHTS (Cost $0)		0
WARRANTS — 0.0%
Communications
Lucent Technologies, Inc. Warrants, Expires 12/10/2007(a)	71	40
TOTAL WARRANTS (Cost $0)		40
TOTAL LONG TERM INVESTMENTS (Cost $19,118,848)		20,618,099
	Principal Amount
SHORT-TERM INVESTMENTS — 13.7%
Cash Equivalents — 10.7%(f)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$47,844	47,844
American Beacon Money Market Fund(e)	20,574	20,574
Bank of America 4.230% 01/20/2006	50,240	50,240
Bank of America 4.270% 01/17/2006	36,816	36,816
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	95,695	95,695
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	47,848	47,848
Barclays 4.313% 01/17/2006	49,128	49,128
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	47,848	47,848
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	23,924	23,924
BGI Institutional Money Market Fund(e)	76,556	76,556
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	23,924	23,924

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	$47,848	$47,848
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	47,848	47,848
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	47,848	47,848
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	28,581	28,581
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	95,695	95,695
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	47,848	47,848
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	47,848	47,848
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	47,848	47,848
Freddie Mac Discount Note 4.234% 01/30/2006	38,424	38,424
General Electric Capital Corp. 4.274% 01/23/2006	95,153	95,153
Goldman Sachs Financial Square Prime Obligations Money Market Fund(e)	35,107	35,107
Merrimac Cash Fund, Premium Class(e)	7,656	7,656
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	95,695	95,695
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	155,964	155,964
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	62,202	62,202
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	76,556	76,556
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	23,924	23,924
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	47,848	47,848

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	$47,848	$47,848
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	71,771	71,771
Skandinaviska Enskilda Banken AB (SEB) Eurodollar Time Deposit 4.230% 01/03/2006	23,924	23,924
Skandinaviska Enskilda Banken AB (SEB) Eurodollar Time Deposit 4.300% 01/17/2006	66,987	66,987
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	47,848	47,848
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	47,848	47,848
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	54,605	54,605
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	76,556	76,556
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	47,848	47,848
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	23,924	23,924
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	47,848	47,848
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	40,192	40,192
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	95,695	95,695
		2,263,184
Repurchase Agreement — 2.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(g)	620,336	620,336

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 3.770% 02/23/2006	$20,000	$19,887
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		2,903,407
TOTAL INVESTMENTS — 110.7% (Cost $22,022,255)(h)		23,521,506
Other Assets/ (Liabilities) — (10.7%)		(2,279,683)
NET ASSETS — 100.0%		$21,241,823

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  This security is held as collateral for open futures contracts (Note 2).

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $620,544. Collateralized by U.S. Government Agency obligation with a rate of 4.769%, maturity date of 05/15/2032, and an aggregate market value, including accrued interest, of $651,353.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 97.2%
COMMON STOCK
Advertising — 0.6%
Lamar Advertising Co.(a)	570	$26,300
Monster Worldwide, Inc.(a)	811	33,105
		59,405
Apparel, Textiles & Shoes — 0.6%
Ross Stores, Inc.	939	27,137
Urban Outfitters, Inc.(a)	1,134	28,702
		55,839
Automotive & Parts — 0.9%
Paccar, Inc.	1,250	86,538
Broadcasting, Publishing & Printing — 2.1%
Comcast Corp. Cl. A(a)	6,283	163,107
Liberty Global, Inc. Cl. A(a)	1,635	36,787
		199,894
Commercial Services — 5.8%
Apollo Group, Inc. Cl. A(a)	1,175	71,040
Cintas Corp.	1,327	54,646
eBay, Inc.(a)	6,867	296,998
Fastenal Co.	951	37,270
Paychex, Inc.	2,368	90,268
		550,222
Communications — 9.7%
EchoStar Communications Corp. Cl. A(a)	1,438	39,070
Network Appliance, Inc.(a)	2,562	69,174
NTL, Inc.(a)	612	41,665
Qualcomm, Inc.	13,057	562,496
Research In Motion Limited(a)	1,259	83,107
Sirius Satellite Radio, Inc.(a)	9,493	63,603
Tellabs, Inc.(a)	1,683	18,345
XM Satellite Radio Holdings, Inc. Cl. A(a)	1,509	41,165
		918,625
Communications Equipment — 0.3%
Ericsson (LM) Cl. B Sponsored ADR (Sweden)	846	29,102
Computer Integrated Systems Design — 1.5%
Autodesk, Inc.	1,587	68,162
Cadence Design Systems, Inc.(a)	1,896	32,080
Sun Microsystems, Inc.(a)	9,779	40,974
		141,216

	Number of Shares	Market Value
Computer Programming Services — 1.0%
Cognizant Technology Solutions Corp.(a)	887	$44,660
Mercury Interactive Corp.(a)	608	16,896
VeriSign, Inc.(a)	1,592	34,897
		96,453
Computer Related Services — 0.9%
Checkfree Corp.(a)	570	26,163
IAC/InterActiveCorp(a)	2,199	62,254
		88,417
Computers & Information — 11.7%
Apple Computer, Inc.(a)	7,740	556,429
CDW Corp.	547	31,491
Cisco Systems, Inc.(a)	14,449	247,367
Comverse Technology, Inc.(a)	1,376	36,588
Dell, Inc.(a)	5,701	170,973
Sandisk Corp.(a)	1,113	69,919
		1,112,767
Data Processing & Preparation — 0.7%
Fiserv, Inc.(a)	1,520	65,770
Electrical Equipment & Electronics — 12.7%
Altera Corp.(a)	3,357	62,205
American Power Conversion Corp.	1,293	28,446
ATI Technologies, Inc.(a)	1,628	27,660
Broadcom Corp. Cl. A(a)	1,751	82,560
Flextronics International Ltd.(a)	4,098	42,783
Garmin Limited	660	43,791
Intel Corp.	13,900	346,944
JDS Uniphase Corp.(a)	12,457	29,399
Kla-Tencor Corp.	1,576	77,744
Linear Technology Corp.	2,682	96,740
Marvell Technology Group Ltd.(a)	1,787	100,233
Maxim Integrated Products, Inc.	3,025	109,626
Microchip Technology, Inc.	1,151	37,005
Nvidia Corp.(a)	1,109	40,545
Xilinx, Inc.	3,045	76,764
		1,202,445
Energy — 0.4%
Patterson-UTI Energy, Inc.	1,165	38,387
Food Retailers — 2.2%
Starbucks Corp.(a)	7,039	211,240

	Number of Shares	Market Value
Healthcare — 1.0%
Express Scripts, Inc.(a)	856	$71,733
Lincare Holdings, Inc.(a)	619	25,942
		97,675
Information Retrieval Services — 5.9%
Google, Inc. Cl. A(a)	800	331,888
Juniper Networks, Inc.(a)	2,444	54,501
Yahoo!, Inc.(a)	4,491	175,957
		562,346
Internet Content — 0.3%
BEA Systems, Inc.(a)	2,695	25,333
Lodging — 0.4%
Wynn Resorts Limited(a)	715	39,218
Manufacturing — 1.4%
Applied Materials, Inc.	5,525	99,118
Lam Research Corp.(a)	925	33,004
		132,122
Medical Supplies — 1.5%
Biomet, Inc.	2,209	80,783
Dentsply International, Inc.	498	26,738
Patterson Cos, Inc.(a)	872	29,125
		136,646
Pharmaceuticals — 11.9%
Amgen, Inc.(a)	3,788	298,722
Biogen Idec, Inc.(a)	2,430	110,152
Celgene Corp.(a)	1,108	71,798
Chiron Corp.(a)	1,737	77,227
Genzyme Corp.(a)	2,132	150,903
Gilead Sciences, Inc.(a)	2,970	156,311
MedImmune, Inc.(a)	1,734	60,725
Sepracor, Inc.(a)	679	35,036
Sigma-Aldrich Corp.	426	26,962
Teva Pharmaceutical Sponsored ADR (Israel)	3,186	137,030
		1,124,866
Prepackaged Software — 15.2%
Activision, Inc.(a)	1,610	22,121
Adobe Systems, Inc.	3,190	117,902
Check Point Software Technologies Limited(a)	1,588	31,919
Citrix Systems, Inc.(a)	1,380	39,716
Electronic Arts, Inc.(a)	1,996	104,411
Intuit, Inc.(a)	1,468	78,244
Microsoft Corp.	24,121	630,764
Oracle Corp.(a)	14,144	172,698
Pixar, Inc.(a)	788	41,543

(Continued)

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Red Hat, Inc.(a)	1,146	$31,217
Siebel Systems, Inc.	4,081	43,177
Symantec Corp.(a)	7,446	130,305
		1,444,017
Retail — 5.1%
Amazon.com, Inc.(a)	1,812	85,436
Bed Bath & Beyond, Inc.(a)	2,629	95,038
Costco Wholesale Corp.	1,638	81,032
Petsmart, Inc.	935	23,992
Sears Holdings Corp.(a)	1,109	128,123
Staples, Inc.	3,235	73,467
		487,088
Retail-Grocery — 0.7%
Whole Foods Market, Inc.	878	67,948
Telephone Utilities — 0.9%
MCI, Inc.	2,353	46,425
NII Holdings, Inc. Cl. B(a)	968	42,282
		88,707
Transportation — 1.2%
Discovery Holding Co. Cl. A(a)	1,568	23,755
Expeditors International of Washington, Inc.	690	46,582
Robinson (C.H.) Worldwide, Inc.	1,113	41,214
		111,551
Travel — 0.6%
Expedia, Inc.(a)	2,257	54,078
TOTAL EQUITIES (Cost $7,791,704)		9,227,915
MUTUAL FUND — 0.7%
Nasdaq-100 Index Tracking Stock	1,646	66,531
TOTAL MUTUAL FUND (Cost $67,741)		66,531
TOTAL LONG TERM INVESTMENTS (Cost $7,859,445)		9,294,446

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 2.7%
Investors Bank & Trust Repurchase Agreement, dated 12/30/05, 3.02%, due 01/03/2006(c)	$258,943	$258,943
U.S. Treasury Bills — 0.5%
U.S. Treasury Bill 3.938% 04/06/2006(b)	20,000	19,733
U.S. Treasury Bill 3.993% 04/06/2006(b)	10,000	9,881
U.S. Treasury Bill 4.002% 04/06/2006(b)	20,000	19,763
		49,377
TOTAL SHORT-TERM INVESTMENTS (Cost $308,413)		308,320
TOTAL INVESTMENTS — 101.1% (Cost $8,167,858)(d)		9,602,766
Other Assets/ (Liabilities) — (1.1%)		(106,291)
NET ASSETS — 100.0%		$9,496,475

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  This security is held as collateral for open futures contracts. (Note 2).

(c)  Maturity value of $259,030. Collateralized by a U.S. Government Agency obligation with a rate of 7.585%, maturity date of 06/25/2016 and an aggregate market value, including accrued interest, of $271,890.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 87.5%
COMMON STOCK
Advertising — 2.0%
Aquantive, Inc.(a)	10,030	$253,157
Catalina Marketing Corp.	10,500	266,175
Getty Images, Inc.(a) (b)	17,475	1,559,993
		2,079,325
Aerospace & Defense — 0.2%
Alliant Techsystems, Inc.(a)	2,970	226,225
Air Transportation — 1.7%
Airtran Holdings, Inc.(a) (b)	22,400	359,072
AMR Corp.(a) (b)	12,100	268,983
Forward Air Corp.	3,890	142,568
Gol Linhas Aereas Inteligentes SA ADR (Brazil)	10,320	291,127
JetBlue Airways Corp.(a)	17,895	275,225
US Airways Group, Inc.(a)	12,810	428,187
		1,765,162
Apparel, Textiles & Shoes — 1.2%
DSW, Inc. Cl. A(a)	15,590	408,770
Iconix Brand Group, Inc.(a)	20,920	213,175
Phillips-Van Heusen Corp.	6,520	211,248
Skechers U.S.A., Inc. Cl. A(a)	15,700	240,524
Too, Inc.(a)	7,610	214,678
		1,288,395
Automotive & Parts — 1.3%
LKQ Corp.(a)	27,622	956,274
Tenneco, Inc.(a)	10,200	200,022
United Auto Group, Inc.	5,700	217,740
		1,374,036
Banking, Savings & Loans — 3.0%
Advanta Corp. Cl. B	12,300	399,012
Amcore Financial, Inc.	6,800	206,788
City National Corp.	6,650	481,726
Financial Federal Corp.(b)	29,925	1,330,166
Nelnet, Inc. Cl. A(a)	100	4,068
Signature Bank(a)	5,760	161,683
UMB Financial Corp.	2,600	166,166
Westcorp	5,400	359,694
		3,109,303

	Number of Shares	Market Value
Broadcasting, Publishing & Printing — 0.8%
Central European Media Enterprises Ltd.(a)	2,700	$156,330
Charter Communications, Inc. Cl. A(a) (b)	109,100	133,102
LodgeNet Entertainment Corp.(a)	11,300	157,522
Playboy Enterprises, Inc. Cl. B(a) (b)	16,700	231,963
TiVo, Inc.(a) (b)	29,600	151,552
		830,469
Building Materials & Construction — 1.0%
Beacon Roofing Supply, Inc.(a)	18,780	539,549
Eagle Materials, Inc.	2,110	258,180
Martin Marietta Materials, Inc.	3,310	253,943
		1,051,672
Chemicals — 0.8%
Cytec Industries, Inc.	7,125	339,364
Hercules, Inc.(a)	25,700	290,410
Minerals Technologies, Inc.	4,000	223,560
		853,334
Commercial Services — 8.9%
The Advisory Board Co.(a)	4,380	208,795
ADVO, Inc.	8,800	247,984
The Corporate Executive Board Co.	23,290	2,089,113
Corrections Corp. of America(a)	9,270	416,872
eResearch Technology, Inc.(a)	21,220	320,422
Exelixis, Inc.(a)	17,600	165,792
First Advantage Corp. Cl. A(a)	4,500	120,195
Grupo Aeroportuario de Sureste SA de CV, ADR (Mexico)(b)	12,310	398,105
Harris Interactive, Inc.(a)	31,000	133,610
Incyte Corp.(a)	24,000	128,160
ITT Educational Services, Inc.(a)	32,550	1,924,030
Ituran Location and Control Ltd.(a)	14,220	226,809
Jacobs Engineering Group, Inc.(a)	3,280	222,614

	Number of Shares	Market Value
LECG Corp.(a)	7,150	$124,267
Lincoln Educational Services Corp.(a)	31,300	446,338
Opsware, Inc.(a)	75,800	514,682
Pharmaceutical Product Development, Inc.	4,710	291,784
Stericycle, Inc.(a)	4,810	283,213
Valassis Communications, Inc.(a)	7,400	215,118
Vertrue, Inc.(a) (b)	10,850	383,330
VistaPrint Ltd.(a)	8,800	200,235
Washington Group International, Inc.	4,700	248,959
		9,310,427
Communications — 1.3%
Arris Group, Inc.(a)	20,800	196,976
Canadian Satellite Radio Holdings, Inc. Cl. A(a)	1,300	16,471
Crown Castle International Corp.(a)	12,060	324,535
EFJ, Inc.(a)	5,210	52,881
Powerwave Technologies, Inc.(a) (b)	14,400	181,008
SBA Communications Corp.(a)	15,080	269,932
Syniverse Holdings, Inc.(a)	6,100	127,490
Westell Technologies, Inc. Cl. A(a)	46,600	209,700
		1,378,993
Computer & Other Data Processing Service — 0.0%
IHS, Inc. Cl. A(a)	2,100	43,092
Computer Integrated Systems Design — 1.7%
Avid Technology, Inc.(a)	16,450	900,802
F5 Networks, Inc.(a)	5,710	326,555
JDA Software Group, Inc.(a)	3,700	62,937
Sapient Corp.(a) (b)	38,300	217,927
Websense, Inc.(a)	3,810	250,088
		1,758,309
Computer Maintenance & Repair — 0.3%
Electronics for Imaging, Inc.(a)	11,800	313,998
Computer Programming Services — 1.2%
Entrust, Inc.(a)	20,940	101,350
Jamdat Mobile, Inc.(a) (b)	44,500	1,182,810
		1,284,160

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Related Services — 2.9%
Checkfree Corp.(a)	47,542	$2,182,178
Ingram Micro, Inc. Cl. A(a)	16,800	334,824
NetFlix, Inc.(a) (b)	19,330	523,070
		3,040,072
Computers & Information — 3.1%
Cognos, Inc.(a)	4,650	161,401
Foundry Networks, Inc.(a)	35,190	485,974
Logitech International SA ADR (Switzerland)(a)	9,510	444,783
Redback Networks, Inc.(a)	20,390	286,683
Scientific Games Corp. Cl. A(a)	44,800	1,222,144
SRA International, Inc. Cl. A(a)	2,390	72,991
VeriFone Holdings, Inc.(a)	21,930	554,829
		3,228,805
Cosmetics & Personal Care — 0.2%
Nu Skin Enterprises, Inc. Cl. A	14,600	256,668
Data Processing & Preparation — 2.0%
CSG Systems International, Inc.(a)	9,920	221,414
Factset Research Systems, Inc.(b)	41,012	1,688,054
HomeStore, Inc.(a)	7,500	38,250
The BISYS Group, Inc.(a)	14,800	207,348
		2,155,066
Electric Utilities — 0.4%
El Paso Electric Co.(a)	10,900	229,336
Suntech Power Holdings Co. Ltd. ADR (China)(a)	7,200	196,200
		425,536
Electrical Equipment & Electronics — 3.3%
Cree, Inc.(a) (b)	23,650	596,926
CSR PLC(a)	25,760	416,461
Cypress Semiconductor Corp.(a) (b)	8,200	116,850
Evergreen Solar, Inc.(a)	13,080	139,302
FuelCell Energy, Inc.(a) (b)	16,400	138,908
Gentex Corp.(b)	59,050	1,151,475
Microsemi Corp.(a)	2,820	78,001
Moog, Inc. Cl. A(a)	5,405	153,394
Newport Corp.(a)	14,700	199,038
ON Semiconductor Corp.(a) (b)	53,700	296,961
SiRF Technology Holdings, Inc.(a)	5,880	175,224

	Number of Shares	Market Value
Teledyne Technologies, Inc.(a)	900	$26,190
		3,488,730
Energy — 4.8%
Alon USA Energy, Inc.(a)	12,620	247,983
Arch Coal, Inc.	3,210	255,195
Bill Barrett Corp.(a)	15,000	579,150
Cabot Oil & Gas Corp. Cl. A	7,060	318,406
Comstock Resources, Inc.(a)	10,200	311,202
Grey Wolf, Inc.(a) (b)	25,000	193,250
Newfield Exploration Co.(a)	29,000	1,452,030
Pride International, Inc.(a)	8,730	268,447
Range Resources Corp.	11,795	310,680
Stolt Offshore SA Sponsored ADR (United Kingdom)(a)	18,300	213,378
TETRA Technologies, Inc.(a)	10,000	305,200
UGI Corp.	11,500	236,900
Vintage Petroleum, Inc.	4,300	229,319
Whiting Petroleum Corp.(a)	3,900	156,000
		5,077,140
Entertainment & Leisure — 1.0%
Churchill Downs, Inc.	4,700	172,631
Gaylord Entertainment(a)	19,200	836,928
		1,009,559
Financial Services — 3.8%
Affiliated Managers Group, Inc.(a) (b)	5,420	434,955
Federated Investors, Inc. Cl. B	4,790	177,422
Hong Kong Exchanges and Clearing Ltd.	24,000	99,699
IndyMac Bancorp, Inc.	3,000	117,060
IntercontinentalExchange, Inc.(a)	24,110	876,399
Investment Technology Group, Inc.(a)	9,950	352,628
Melco International Development Ltd.	159,860	190,321
The Nasdaq Stock Market, Inc.(a)	24,750	870,705
Nuveen Investments, Inc. Cl. A	10,770	459,017
Redwood Trust, Inc.	4,300	177,418
Ventas, Inc.	7,300	233,746
		3,989,370
Foods — 1.9%
Diamond Foods, Inc.	10,240	202,445
Panera Bread Co. Cl. A(a)	2,870	188,502

	Number of Shares	Market Value
Provide Commerce, Inc.(a)	24,000	$794,640
The J.M. Smucker Co.	18,750	825,000
		2,010,587
Healthcare — 5.9%
Allscripts Healthcare Solutions, Inc.(a) (b)	58,300	781,220
American Healthways, Inc.(a) (b)	32,100	1,452,525
AmSurg Corp.(a)	37,650	860,679
Covance, Inc.(a)	6,550	318,003
Genesis HealthCare Corp.(a)	9,200	335,984
Human Genome Sciences, Inc.(a) (b)	26,700	228,552
Manor Care, Inc.	9,100	361,907
Matria Healthcare, Inc.(a)	9,800	379,848
Symbion, Inc.(a)	9,900	227,700
Triad Hospitals, Inc.(a)	5,200	203,996
VCA Antech, Inc.(a)	35,900	1,012,380
		6,162,794
Heavy Machinery — 0.8%
Aviall, Inc.(a)	7,700	221,760
Bucyrus International, Inc. Cl. A(b)	11,000	579,700
		801,460
Home Construction, Furnishings & Appliances — 0.9%
Ethan Allen Interiors, Inc.(b)	5,700	208,221
Fossil, Inc.(a) (b)	35,050	753,926
		962,147
Household Products — 0.6%
Ferro Corp.	12,200	228,872
Jarden Corp.(a)	12,765	384,865
		613,737
Information Retrieval Services — 0.8%
Bankrate, Inc.(a)	2,020	59,630
CoStar Group, Inc.(a) (b)	18,800	811,596
		871,226
Insurance — 2.5%
Arch Capital Group Ltd.(a)	17,060	934,035
Aspen Insurance Holdings Ltd.	18,390	435,291
HealthExtras, Inc.(a)	8,840	221,884
Platinum Underwriters Holdings Ltd.	7,100	220,597
ProAssurance Corp.(a)	11,150	542,336

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Reinsurance Group of America, Inc.(b)	4,900	$234,024
		2,588,167
Lodging — 1.9%
La Quinta Corp.(a)	49,560	552,098
LaSalle Hotel Properties	7,360	270,259
Vail Resorts, Inc.(a)	34,450	1,137,884
		1,960,241
Machinery & Components — 1.3%
Chicago Bridge & Iron Co. NV	37,650	949,157
Global Power Equipment Group, Inc.(a)	23,900	108,028
Tennant Co.	1,500	78,000
Woodward Governor Co.	2,500	215,025
		1,350,210
Manufacturing — 0.2%
Stewart & Stevenson Services Corp.	9,400	198,622
Medical Supplies — 2.7%
Arrow International, Inc.	6,800	197,132
HealthTronics, Inc.(a)	14,110	107,942
Hologic, Inc.(a)	7,470	283,262
Intermagnetics General Corp.(a)	7,030	224,257
Kensey Nash Corp.(a) (b)	10,200	224,706
Kyphon, Inc.(a) (b)	18,360	749,639
PSS World Medical, Inc.(a)	68,100	1,010,604
		2,797,542
Metals & Mining — 0.7%
Carpenter Technology	4,000	281,880
Century Aluminum Co.(a)	11,900	311,899
CommScope, Inc.(a)	5,600	112,728
		706,507
Pharmaceuticals — 3.9%
Abgenix, Inc.(a) (b)	28,220	607,012
Alkermes, Inc.(a) (b)	17,600	336,512
Amylin Pharmaceuticals, Inc.(a) (b)	16,870	673,450
Atherogenics, Inc.(a)	5,980	119,660
Digene Corp.(a)	13,060	380,960
Encysive Pharmaceuticals, Inc.(a)	13,130	103,596
Endo Pharmaceuticals Holdings, Inc.(a)	7,170	216,964
ICOS Corp.(a)	3,970	109,691
Martek Biosciences Corp.(a) (b)	14,100	347,001

	Number of Shares	Market Value
The Medicines Co.(a) (b)	12,950	$225,978
Salix Pharmaceuticals Ltd.(a)	7,470	131,323
Vertex Pharmaceuticals, Inc.(a)	4,820	133,369
ViroPharma, Inc.(a)	32,100	595,455
Zymogenetics, Inc.(a)	6,400	108,864
		4,089,835
Prepackaged Software — 8.7%
Activision, Inc.(a)	6,600	90,684
Blackbaud, Inc.	45,800	782,264
Blackboard, Inc.(a)	47,500	1,376,550
Cerner Corp.(a) (b)	15,225	1,384,105
Dendrite International, Inc.(a)	58,000	835,780
EPIQ Systems, Inc.(a) (b)	23,190	429,943
MicroStrategy, Inc. Cl. A(a) (b)	16,800	1,390,032
Red Hat, Inc.(a) (b)	38,920	1,060,181
Salesforce.com, Inc.(a)	5,740	183,967
Serena Software, Inc.(a)	11,200	262,528
Take-Two Interactive Software, Inc.(a) (b)	50,600	895,620
THQ, Inc.(a)	12,275	292,759
Verint Systems, Inc.(a)	5,890	203,028
		9,187,441
Real Estate — 0.4%
CB Richard Ellis Group, Inc. Cl. A(a)	5,270	310,140
The Link REIT(a)	71,900	136,295
		446,435
Restaurants — 0.8%
California Pizza Kitchen, Inc.(a)	10,750	343,678
RARE Hospitality International, Inc.(a)	7,900	240,081
Red Robin Gourmet Burgers, Inc.(a)	3,750	191,100
Texas Roadhouse, Inc. Cl. A(a)	2,200	34,210
		809,069
Retail — 2.3%
Borders Group, Inc.	9,900	214,533
GameStop Corp. Cl. B(a)	6,430	185,827
Insight Enterprises, Inc.(a)	4,640	90,990
O'Reilly Automotive, Inc.(a)	39,490	1,264,075
Stamps.com, Inc.(a)	14,350	329,476
Zumiez, Inc.(a) (b)	8,700	376,014
		2,460,915

	Number of Shares	Market Value
Telephone Utilities — 1.1%
Alamosa Holdings, Inc.(a)	14,290	$265,937
Equinix, Inc.(a)	7,910	322,412
General Communication, Inc. Cl. A(a)	28,500	294,405
Ubiquitel, Inc.(a)	31,300	309,557
		1,192,311
Transportation — 3.2%
CNF, Inc.	4,000	223,560
J.B. Hunt Transport Services, Inc.	60,800	1,376,512
Kansas City Southern(a) (b)	49,475	1,208,674
Knight Transportation, Inc.	14,565	301,932
Werner Enterprises, Inc.	12,420	244,674
		3,355,352
TOTAL EQUITIES (Cost $72,412,752)		91,902,444
MUTUAL FUND — 2.5%
iShares Russell 2000 Growth Index Fund	37,030	2,578,029
TOTAL MUTUAL FUND (Cost $2,585,809)		2,578,029
TOTAL LONG TERM INVESTMENTS (Cost $74,998,561)		94,480,473
	Principal Amount
SHORT-TERM INVESTMENTS — 28.5%
Cash Equivalents — 18.8%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$417,971	417,971
American Beacon Money Market Fund(c)	179,725	179,725
Bank of America 4.230% 01/20/2006	438,864	438,864
Bank of America 4.270% 01/17/2006	321,605	321,605
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	835,931	835,931
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	417,965	417,965
Barclays 4.313% 01/17/2006	429,151	429,151

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	$417,965	$417,965
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	208,983	208,983
BGI Institutional Money Market Fund(c)	668,744	668,744
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	208,983	208,983
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	417,965	417,965
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	417,965	417,965
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	417,965	417,965
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	249,665	249,665
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	835,931	835,931
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	417,965	417,965
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	417,965	417,965
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	417,965	417,965
Freddie Mac Discount Note 4.234% 01/30/2006	335,645	335,645
General Electric Capital Corp. 4.274% 01/23/2006	831,194	831,194
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	306,673	306,673
Merrimac Cash Fund, Premium Class(c)	66,875	66,875
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	835,931	835,931
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,362,401	1,362,401

	Principal Amount	Market Value
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	$543,355	$543,355
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	668,744	668,744
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	208,983	208,983
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	417,965	417,965
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	417,965	417,965
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	626,948	626,948
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit (SEB) 4.230% 01/03/2006	208,983	208,983
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit (SEB) 4.300% 01/17/2006	585,152	585,152
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	417,965	417,965
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	417,965	417,965
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	476,991	476,991
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	668,744	668,744
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	417,965	417,965
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	208,983	208,983
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	417,965	417,965
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	351,090	351,090

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	$835,931	$835,931
		19,769,686
Repurchase Agreement — 9.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	10,161,499	10,161,499
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		29,931,185
TOTAL INVESTMENTS — 118.5% (Cost $104,929,746)(f)		124,411,658
Other Assets/ (Liabilities) — (18.5%)		(19,403,620)
NET ASSETS — 100.0%		$105,008,038

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $10,164,909. Collateralized by U.S. Government Agency obligations with a rate of 4.88%, maturity date of 03/25/2033, and aggregate market value, including accrued interest, of $10,669,574.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 97.0%
COMMON STOCK
Advertising — 2.5%
Aquantive, Inc.(a)	5,800	$146,392
Marchex, Inc. Cl. B(a)	3,400	76,466
Valueclick, Inc.(a)	6,825	123,601
		346,459
Air Transportation — 0.6%
Copa Holdings SA Cl. A(a)	20	546
JetBlue Airways Corp.(a)	5,565	85,590
		86,136
Apparel, Textiles & Shoes — 1.6%
bebe stores, Inc.	3,325	46,650
Steven Madden Ltd.(a)	1,800	52,614
Volcom, Inc.(a)	3,590	122,096
		221,360
Banking, Savings & Loans — 2.9%
Euronet Worldwide, Inc.(a)	5,490	152,622
PrivateBancorp, Inc.	3,856	137,158
SVB Financial Group(a)	2,450	114,758
		404,538
Beverages — 0.6%
Peet's Coffee & Tea, Inc.(a)	2,640	80,124
Building Materials & Construction — 1.2%
Chemed Corp.	1,304	64,783
Merge Technologies, Inc.(a)	3,770	94,401
		159,184
Commercial Services — 12.8%
AMN Healthcare Services, Inc.(a)	8,380	165,756
Bright Horizons Family Solutions, Inc.(a)	4,880	180,804
Ctrip.com International Ltd. ADR (China)(a)	2,000	115,500
eResearch Technology, Inc.(a)	8,890	134,239
FTI Consulting, Inc.(a)	2,990	82,046
Global Payments, Inc.	2,120	98,813
Huron Consulting Group, Inc.(a)	2,500	59,975
Keryx Biopharmaceuticals(a)	4,740	69,394
Lifecell Corp.(a)	6,370	121,476
MPS Group, Inc.(a)	2,730	37,319
Navigant Consulting, Inc.(a)	6,350	139,573

	Number of Shares	Market Value
Portfolio Recovery Associates, Inc.(a)	3,170	$147,215
Resources Connection, Inc.(a)	3,660	95,380
Universal Technical Institute, Inc.(a)	4,720	146,037
WebSideStory, Inc.(a)	5,260	95,364
Wind River Systems, Inc.(a)	5,710	84,337
		1,773,228
Communications — 3.0%
AudioCodes Ltd.(a)	9,740	108,114
Lifeline Systems, Inc.(a)	3,190	116,626
Nice Systems Ltd. ADR (Israel)(a)	1,497	72,096
Openwave Systems, Inc.(a)	6,570	114,778
		411,614
Computer & Other Data Processing Service — 0.2%
Health Grades, Inc.(a)	4,630	29,030
Patni Computer Systems Ltd. ADR (India)(a)	20	464
		29,494
Computer Integrated Systems Design — 1.5%
Blue Coat Systems, Inc.(a)	400	18,288
Cogent, Inc.(a)	3,010	68,267
Optimal Robotics Corp. Cl. A(a)	2,420	49,029
TALX Corp.	1,220	55,766
Vasco Data Security International, Inc.(a)	1,730	17,058
		208,408
Computer Programming Services — 0.4%
WiderThan Co. Ltd. ADR (South Korea)(a)	3,240	49,086
Computer Related Services — 1.2%
CNET Networks, Inc.(a)	4,710	69,190
eCollege.com, Inc.(a)	2,700	48,681
LivePerson, Inc.(a)	1,000	5,610
NetFlix, Inc.(a)	1,740	47,084
		170,565
Computers & Information — 4.5%
Micros Systems, Inc.(a)	1,907	92,146
M-Systems Flash Disk Pioneers Ltd.(a)	9,530	315,634
Redback Networks, Inc.(a)	9,140	128,508
Scientific Games Corp. Cl. A(a)	3,210	87,569
		623,857

	Number of Shares	Market Value
Data Processing & Preparation — 1.1%
Linktone Limited ADR (China)(a)	8,300	$86,320
Tom Online, Inc. ADR (China)(a)	3,200	63,424
		149,744
Electric Utilities — 0.0%
Suntech Power Holdings Co. Ltd. ADR (China)(a)	50	1,362
Electrical Equipment & Electronics — 8.5%
Advanced Analogic Technologies, Inc.(a)	3,160	43,766
Ceradyne, Inc.(a)	870	38,106
DRS Technologies, Inc.	2,540	130,607
Energy Conversion Devices, Inc.(a)	1,240	50,530
Genesis Microchip, Inc.(a)	2,750	49,747
Ixia(a)	8,387	123,960
Netlogic Microsystems, Inc.(a)	5,130	139,741
O2Micro International Ltd. ADR (Cayman Islands)(a)	12,450	126,741
Photon Dynamics, Inc.(a)	6,040	110,411
Portalplayer, Inc.(a)	2,980	84,394
Silicon Motion Technology Corp. ADR (Taiwan)(a)	1,200	14,400
SiRF Technology Holdings, Inc.(a)	990	29,502
SunPower Corp. Cl. A(a)	150	5,098
Trident Microsystems, Inc.(a)	5,130	92,340
Virage Logic Corp.(a)	7,640	75,483
Volterra Semiconductor Corp.(a)	3,400	51,000
		1,165,826
Energy — 1.9%
Cal Dive International, Inc.(a)	3,140	112,695
Unit Corp.(a)	2,670	146,930
		259,625
Financial Services — 5.2%
Affiliated Managers Group, Inc.(a)	2,000	160,500
Boston Private Financial Holdings, Inc.	4,030	122,593
East West Bancorp, Inc.	2,059	75,133

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
GFI Group, Inc.(a)	2,030	$96,283
Greenhill & Co., Inc.	500	28,080
IntercontinentalExchange, Inc.(a)	460	16,721
Investment Technology Group, Inc.(a)	2,450	86,828
Lazard Ltd. Cl. A	2,730	87,087
optionsXpress Holdings, Inc.	2,020	49,591
		722,816
Foods — 0.6%
United Natural Foods, Inc.(a)	3,260	86,064
Healthcare — 5.9%
Allscripts Healthcare Solutions, Inc.(a)	2,200	29,480
American Healthways, Inc.(a)	2,060	93,215
Hythiam, Inc.(a)	4,800	29,520
LCA-Vision, Inc.	2,890	137,304
Matria Healthcare, Inc.(a)	3,940	152,714
Option Care, Inc.	5,685	75,952
Radiation Therapy Services, Inc.(a)	3,410	120,407
Sunrise Senior Living, Inc.(a)	1,550	52,250
United Surgical Partners International, Inc.(a)	3,935	126,510
		817,352
Heavy Machinery — 1.8%
Dril-Quip, Inc.(a)	2,700	127,440
Hydril(a)	2,030	127,078
		254,518
Home Construction, Furnishings & Appliances — 0.5%
Select Comfort Corp.(a)	2,570	70,289
Information Retrieval Services — 1.6%
Bankrate, Inc.(a)	1,370	40,442
Digital River, Inc.(a)	4,690	139,481
Infospace, Inc.(a)	1,721	44,436
		224,359
Insurance — 1.8%
Centene Corp.(a)	5,390	141,703
Tower Group, Inc.	4,991	109,702
		251,405

	Number of Shares	Market Value
Internet Software — 0.9%
Opsware, Inc.(a)	1,940	$13,173
WebEx Communications, Inc.(a)	5,370	116,153
		129,326
Lodging — 0.5%
Four Seasons Hotels, Inc.	1,260	62,685
Machinery & Components — 1.9%
Grant Prideco, Inc.(a)	3,630	160,156
Ultratech, Inc.(a)	6,310	103,610
		263,766
Medical Supplies — 8.8%
AngioDynamics, Inc.(a)	300	7,659
Armor Holdings, Inc.(a)	2,730	116,434
Hologic, Inc.(a)	2,120	80,390
I-Flow Corp.(a)	8,620	126,024
Illumina, Inc.(a)	7,900	111,390
Immucor, Inc.(a)	4,270	99,747
Intermagnetics General Corp.(a)	500	15,950
Intralase Corp.(a)	5,360	95,569
Kyphon, Inc.(a)	3,090	126,165
NuVasive, Inc.(a)	6,930	125,433
SonoSite, Inc.(a)	930	32,559
Syneron Medical Ltd.(a)	3,000	95,250
Ventana Medical Systems, Inc.(a)	1,280	54,208
Viasys Healthcare, Inc.(a)	400	10,280
Vital Images, Inc.(a)	4,390	114,798
		1,211,856
Pharmaceuticals — 3.9%
Adeza Biomedical Corp.(a)	1,900	39,995
Angiotech Pharmaceuticals, Inc.(a)	3,870	50,890
Atherogenics, Inc.(a)	4,830	96,648
First Horizon Pharmaceutical Corp.(a)	3,488	60,168
NitroMed, Inc.(a)	4,280	59,706
Salix Pharmaceuticals Ltd.(a)	6,755	118,753
ViroPharma, Inc.(a)	5,660	104,993
		531,153
Prepackaged Software — 6.8%
Epicor Software Corp.(a)	2,750	38,857
Informatica Corp.(a)	9,160	109,920
Kenexa Corp.(a)	400	8,440

	Number of Shares	Market Value
MicroStrategy, Inc. Cl. A(a)	2,090	$172,927
Quest Software, Inc.(a)	7,230	105,486
Red Hat, Inc.(a)	1,000	27,240
Retalix Ltd.(a)	1,990	48,675
RightNow Technologies, Inc.(a)	4,750	87,685
Taleo Corp., Cl. A(a)	4,090	54,315
THQ, Inc.(a)	4,750	113,287
Ultimate Software Group, Inc.(a)	3,620	69,033
Witness Systems, Inc.(a)	5,060	99,530
		935,395
Restaurants — 2.7%
California Pizza Kitchen, Inc.(a)	6,572	210,107
P.F. Chang's China Bistro, Inc.(a)	871	43,228
Texas Roadhouse, Inc. Cl. A(a)	8,020	124,711
		378,046
Retail — 4.2%
Build-A-Bear Workshop, Inc.(a)	2,190	64,912
Coldwater Creek, Inc.(a)	3,040	92,811
GSI Commerce, Inc.(a)	7,424	112,028
Hibbett Sporting Goods, Inc.(a)	3,641	103,696
Zumiez, Inc.(a)	4,700	203,134
		576,581
Telephone Utilities — 3.3%
ADTRAN, Inc.	1,800	53,532
Equinix, Inc.(a)	3,380	137,769
j2 Global Communications, Inc.(a)	4,121	176,132
NeuStar, Inc. Cl. A(a)	2,740	83,543
		450,976
Transportation — 2.1%
American Commercial Lines, Inc.(a)	450	13,631
Hornbeck Offshore Services, Inc.(a)	4,470	146,169
UTI Worldwide, Inc.	1,320	122,549
		282,349
TOTAL EQUITIES (Cost $12,055,325)		13,389,546

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(b)	$477,164	$477,164
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		477,164
TOTAL INVESTMENTS — 100.4% (Cost $12,532,489)(c)		13,866,710
Other Assets/ (Liabilities) — (0.4%)		(59,763)
NET ASSETS — 100.0%		$13,806,947

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Maturity value of $477,324. Collateralized by U.S. Government Agency obligation with a rate of 4.044%, maturity date of 04/01/2033, and an aggregate market value, including accrued interest, of $501,022.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2005

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2)(a)	$125,032,686	$393,460,367	$20,618,099	$9,294,446	$94,480,473	$13,389,546
Short-term investments, at value (Note 2)(b)	26,678,594	32,910,407	2,903,407	308,320	29,931,185	477,164
Total Investments(c)	151,711,280	426,370,774	23,521,506	9,602,766	124,411,658	13,866,710
Cash	-	2,487	-	-	264,032	-
Receivables from:
Investments sold	-	459,488	-	-	338,119	55,317
Affiliated investment adviser (Note 3)	-	4,389	3,783	4,581	2,533	3,674
Fund shares sold	132,143	256,828	346	406	108,974	8,008
Interest and dividends	201,437	659,368	30,818	4,385	34,019	563
Foreign taxes withheld	207	-	15	-	113	-
Total assets	152,045,067	427,753,334	23,556,468	9,612,138	125,159,448	13,934,272
Liabilities:
Payables for:
Investments purchased	-	499,467	-	47,213	224,311	46,706
Fund shares repurchased	11,316	214,016	2,940	34,206	17,789	38,315
Variation margin on open futures contracts (Note 2)	-	11,287	1,325	1,440	-	-
Securities on loan (Note 2)	18,141,882	31,128,588	2,263,184	-	19,769,686	-
Affiliated trustees' fees and expenses (Note 3)	20,922	91,565	8,076	4,099	17,045	4,611
Affiliates (Note 3):	-	-	-	-	-	-
Investment management fees	87,855	33,982	14,680	3,771	93,978	12,537
Administration fees	-	41,636	-	-	-	-
Accrued expenses and other liabilities	26,627	35,743	24,440	24,934	28,601	25,156
Total liabilities	18,288,602	32,056,284	2,314,645	115,663	20,151,410	127,325
Net assets	$133,756,465	$395,697,050	$21,241,823	$9,496,475	$105,008,038	$13,806,947
Net assets consist of:
Paid-in capital	$115,211,706	$369,697,848	$43,935,645	$17,381,090	$97,242,103	$20,014,164
Undistributed net investment income (distributions in excess of net investment income)	(2,618)	(57,938)	(7,532)	(1,561)	(17,038)	(4,337)
Accumulated net realized loss on investments, futures contracts and foreign currency translations	(6,035,147)	(18,947,169)	(24,181,741)	(9,313,271)	(11,698,939)	(7,537,101)
Net unrealized appreciation on investments, futures contracts, foreign currency and other assets and liabilities	24,582,524	45,004,309	1,495,451	1,430,217	19,481,912	1,334,221
Net assets	$133,756,465	$395,697,050	$21,241,823	$9,496,475	$105,008,038	$13,806,947
Shares outstanding:	11,863,109	-	2,920,276	2,270,886	7,127,477	2,312,380
Net asset value, offering price and redemption price per share:	$11.27	$-	$7.27	$4.18	$14.73	$5.97

(a) Cost of investments:	$100,450,161	$348,427,246	$19,118,848	$7,859,445	$74,998,561	$12,055,325
(b) Cost of short-term investments:	$26,678,594	$32,910,929	$2,903,407	$308,413	$29,931,185	$477,164
(c) Securities on loan with market value of:	$17,655,219	$29,856,824	$2,188,716	$-	$18,934,409	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Class I shares:
Net assets	$-	$76,012,310	$-	$-	$-	$-
Shares outstanding	-	4,949,687	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$15.36	$-	$-	$-	$-
Class II shares:
Net assets	$-	$182,390,108	$-	$-	$-	$-
Shares outstanding	-	11,887,978	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$15.34	$-	$-	$-	$-
Class III shares:
Net assets	$-	$137,294,632	$-	$-	$-	$-
Shares outstanding	-	8,966,163	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$15.31	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2005

	MML Large Cap Value Fund	MML Equity Index Fund	MML Growth Equity Fund	MML OTC 100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund
Investment income (Note 2):
Dividends(a)	$1,601,586	$7,222,635	$276,987	$56,057	$247,513	$10,909
Interest	123,825	67,134	11,567	5,307	222,360	22,634
Securities lending income	11,123	30,133	1,941	-	66,999	-
Total investment income	1,736,534	7,319,902	290,495	61,364	536,872	33,543
Expenses (Note 3):
Investment management fees (Note 3)	811,453	390,399	176,885	47,022	819,246	140,164
Custody fees	20,849	45,973	17,490	11,984	45,911	28,973
Trustee reporting	443	443	443	443	443	444
Audit and legal fees	29,510	48,708	24,093	24,125	28,142	23,600
Proxy fees	1,255	930	995	929	1,255	1,255
Shareholder reporting fees	9,427	41,640	2,366	1,138	6,875	1,372
Trustees' fees (Note 3)	38,404	163,847	9,798	4,698	28,294	5,817
	911,341	691,940	232,070	90,339	930,166	201,625
Administration fees (Note 3):
Class I	-	237,395	-	-	-	-
Class II	-	335,339	-	-	-	-
Class III	-	67,386	-	-	-	-
Total expenses	911,341	1,332,060	232,070	90,339	930,166	201,625
Expenses waived (Note 3)	-	(106,332)	(30,863)	(31,822)	(27,092)	(46,776)
Class II Administration fees waived (Note 3)	-	(88,247)	-	-	-	-
Class III Administration fees waived (Note 3)	-	(67,386)	-	-	-	-
Net expenses	911,341	1,070,095	201,207	58,517	903,074	154,849
Net investment income (loss)	825,193	6,249,807	89,288	2,847	(366,202)	(121,306)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(255,216)	(3,949,975)	868,317	931,202	4,654,684	898,014
Closed futures contracts	-	185,072	11,431	(7,619)	-	-
Foreign currency transactions	(8,543)	-	-	-	(174)	-
Net realized gain (loss)	(263,759)	(3,764,903)	879,748	923,583	4,654,510	898,014
Net change in unrealized appreciation (depreciation) on:
Investments	9,376,725	15,041,411	(121,554)	(872,716)	5,548,935	(656,201)
Open futures contracts	-	(106,836)	(3,800)	(5,959)	-	-
Translation of assets and liabilities in foreign currencies	11	-	(2)	-	-	-
Net unrealized gain (loss)	9,376,736	14,934,575	(125,356)	(878,675)	5,548,935	(656,201)
Net realized and unrealized gain (loss)	9,112,977	11,169,672	754,392	44,908	10,203,445	241,813
Net increase in net assets resulting from operations	$9,938,170	$17,419,479	$843,680	$47,755	$9,837,243	$120,507

(a) Net of foreign withholding tax of:	$17,012	$-	$-	$271	$694	$26

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund		MML Equity Index Fund		MML Growth Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$825,193	$523,341	$6,249,807	$7,085,355	$89,288	$103,479
Net realized gain (loss) on investment transactions, futures contracts and foreign currency transactions	(263,759)	(394,358)	(3,764,903)	(5,329,330)	879,748	461,152
Net change in unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	9,376,736	7,873,753	14,934,575	38,239,207	(125,356)	478,745
Net increase in net assets resulting from operations	9,938,170	8,002,736	17,419,479	39,995,232	843,680	1,043,376
Distributions to shareholders (Note 2):
From net investment income	(827,092)	(573,534)	-	-	(92,443)	(103,437)
Class I	-	-	(1,060,658)	(1,343,883)	-	-
Class II	-	-	(2,843,739)	(3,190,498)	-	-
Class III	-	-	(2,331,952)	(2,549,489)	-	-
Total distributions from net investment income	(827,092)	(573,534)	(6,236,349)	(7,083,870)	(92,443)	(103,437)
Tax return of capital	(32,205)
Class I	-	-	(5,900)	-	-	-
Class II	-	-	(13,202)	-	-	-
Class III	-	-	(10,069)	-	-	-
Total tax return of capital	(32,205)	-	(29,171)	-	-	-
Net fund share transactions (Note 5):
Class I	-	-	(11,332,021)	1,433	-	-
Class II	-	-	(6,849,410)	(19,877,415)	-	-
Class III	-	-	(3,611,884)	(11,810,653)	-	-
Net fund share transactions (Note 5)	41,779,858	18,193,811	-	-	(2,403,046)	493,476
Total increase (decrease) in net assets	50,858,731	25,623,013	(10,639,356)	1,224,727	(1,651,809)	1,433,415
Net assets:
Beginning of year	82,897,734	57,274,721	406,336,406	405,111,679	22,893,632	21,460,217
End of year	$133,756,465	$82,897,734	$395,697,050	$406,336,406	$21,241,823	$22,893,632
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(2,618)	$(33,074)	$(57,938)	$(10,102)	$(7,532)	$(2,794)

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML OTC 100 Fund		MML Small Cap Growth Equity Fund		MML Emerging Growth Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,847	$73,701	$(366,202)	$(320,690)	$(121,306)	$(114,655)
Net realized gain on investment transactions, futures contracts and translation of assets and liabilities in foreign currencies	923,583	772,116	4,654,510	3,138,016	898,014	734,464
Net change in unrealized appreciation (depreciation) on investments	(878,675)	153,050	5,548,935	4,254,359	(656,201)	1,032,165
Net increase in net assets resulting from operations	47,755	998,867	9,837,243	7,071,685	120,507	1,651,974
Distributions to shareholders (Note 2):
From net investment income	(4,405)	(71,288)	-	-	-	-
Net fund share transactions (Note 5)	(2,769,904)	(978,802)	33,161,807	7,250,402	(449,466)	2,419,889
Total increase (decrease) in net assets	(2,726,554)	(51,223)	42,999,050	14,322,087	(328,959)	4,071,863
Net assets:
Beginning of year	12,223,029	12,274,252	62,008,988	47,686,901	14,135,906	10,064,043
End of year	$9,496,475	$12,223,029	$105,008,038	$62,008,988	$13,806,947	$14,135,906
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(1,561)	$885	$(17,038)	$(5,543)	$(4,337)	$(2,256)

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$10.38	$9.35		$7.26		$8.73		$9.86
Income (loss) from investment operations:
Net investment income	0.09 *	0.06		0.06		0.05		0.03
Net realized and unrealized gain (loss) on investments	0.87	1.04		2.09		(1.47)		(1.13)
Total income (loss) from investment operations	0.96	1.10		2.15		(1.42)		(1.10)
Less distributions to shareholders:
From net investment income	(0.07)	(0.07)		(0.06)		(0.05)		(0.03)
Tax return of capital	(0.00)†	-		-		(0.00	)†	-
Total distributions	(0.07)	(0.07)		(0.06)		(0.05)		(0.03)
Net asset value, end of year	$11.27	$10.38		$9.35		$7.26		$8.73
Total Return(a)	9.38%	11.79%		29.60%		(16.23)%		(11.16)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$133,756	$82,898		$57,275		$33,919		$36,171
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.87%		0.92%		0.92%		0.87%
After expense waiver#	N/A	0.87	%(b)	0.90	%(b)	0.90	%(b)	N/A
Net investment income to average daily net assets	0.81%	0.78%		0.79%		0.61%		0.48%
Portfolio turnover rate	3%	3%		7%		32%		19%

†  Tax return of capital is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain and loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

*  Per share amount calculated on the average share method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002 and 2003.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.90	$13.71	$10.83	$14.14	$16.27
Income (loss) from investment operations:
Net investment income	0.21 ***	0.22 ***	0.16 ***	0.14 ***	0.14 ***
Net realized and unrealized gain (loss) on investments	0.47	1.21	2.88	(3.31)	(2.14)
Total income (loss) from investment operations	0.68	1.43	3.04	(3.17)	(2.00)
Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.16)	(0.14)	(0.07)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.22)	(0.24)	(0.16)	(0.14)	(0.13)
Net asset value, end of year	$15.36	$14.90	$13.71	$10.83	$14.14
Total Return(a)	4.53%	10.42%	28.08%	(22.46)%	(12.32)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$76,012	$85,138	$78,597	$58,454	$81,535
Ratio of expenses to average daily net assets:
Before expense waiver	0.48%	0.44%	0.44%	0.44%	0.45%
After expense waiver#	0.45%	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	1.42%	1.60%	1.37%	1.16%	0.92%
Portfolio turnover rate	4%	4%	5%	6%	5%
	Class II
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.89	$13.70	$10.82	$14.13	$16.26
Income (loss) from investment operations:
Net investment income	0.24 ***	0.25 ***	0.19 ***	0.17 ***	0.16 ***
Net realized and unrealized gain (loss) on investments	0.45	1.20	2.87	(3.32)	(2.14)
Total income (loss) from investment operations	0.69	1.45	3.06	(3.15)	(1.98)
Less distributions to shareholders:
From net investment income	(0.24)	(0.26)	(0.18)	(0.16)	(0.09)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.24)	(0.26)	(0.18)	(0.16)	(0.15)
Net asset value, end of year	$15.34	$14.89	$13.70	$10.82	$14.13
Total Return(a)	4.65%	10.60%	28.31%	(22.29)%	(12.18)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$182,390	$184,271	$188,869	$125,942	$74,636
Ratio of expenses to average daily net assets:
Before expense waiver	0.37%	0.33%	0.33%	0.33%	0.34%
After expense waiver#	0.29%	0.27%	0.25%	0.26%	0.29%
Net investment income to average daily net assets	1.59%	1.75%	1.56%	1.37%	1.08%
Portfolio turnover rate	4%	4%	5%	6%	5%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class III
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.86	$13.67	$10.80	$14.10	$16.27
Income (loss) from investment operations:
Net investment income	0.26 ***	0.26 ***	0.20 ***	0.18 ***	0.19 ***
Net realized and unrealized gain (loss) on investments	0.46	1.21	2.86	(3.31)	(2.19)
Total income (loss) from investment operations	0.72	1.47	3.06	(3.13)	(2.00)
Less distributions to shareholders:
From net investment income	(0.27)	(0.28)	(0.19)	(0.17)	(0.11)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.27)	(0.28)	(0.19)	(0.17)	(0.17)
Net asset value, end of year	$15.31	$14.86	$13.67	$10.80	$14.10
Total Return(a)	4.80%	10.77%	28.38%	(22.18)%	(12.30)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137,295	$136,927	$137,646	$115,070	$154,588
Ratio of expenses to average daily net assets:
Before expense waiver	0.23%	0.19%	0.19%	0.19%	0.20%
After expense waiver##	0.15%	0.14%	0.14%	0.14%	0.15%
Net investment income to average daily net assets	1.72%	1.88%	1.67%	1.46%	1.32%
Portfolio turnover rate	4%	4%	5%	6%	5%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

##  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.03	$6.74		$5.48		$7.59		$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03		0.00	†	(0.01)		(0.00)†
Net realized and unrealized gain (loss) on investments	0.24	0.29		1.26		(2.10)		(2.56)
Total income (loss) from investment operations	0.27	0.32		1.26		(2.11)		(2.56)
Less distributions to shareholders:
From net investment income	(0.03)	(0.03)		(0.00	)††	-		(0.00)††
Net asset value, end of year	$7.27	$7.03		$6.74		$5.48		$7.59
Total Return(a)	3.86%	4.78%		23.02%		(27.80)%		(25.20)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,242	$22,894		$21,460		$16,568		$44,745
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.00%		1.28%		1.08%		0.99%
After expense waiver#	0.91%	0.89	%(b)	0.86	%(b)	0.89	%(b)	0.91%
Net investment income (loss) to average daily net assets	0.40%	0.47%		0.02%		(0.10)%		(0.06)%
Portfolio turnover rate	85%	184%		271%		219%		292%

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31,2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The related commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$4.13		$3.76	$2.53	$4.06	$6.07
Income (loss) from investment operations:
Net investment income (loss)	0.00	†***	0.02	(0.01)	(0.02)	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.05		0.37	1.24	(1.51)	(1.99)
Total income (loss) from investment operations	0.05		0.39	1.23	(1.53)	(2.01)
Less distributions to shareholders:
From net investment income	(0.00	)†	(0.02)	-	-	-
From net realized gains	-		-	-	-	(0.00	)†
Total distributions	(0.00)		(0.02)	-	-	(0.00)
Net asset value, end of year	$4.18		$4.13	$3.76	$2.53	$4.06
Total Return(a)	1.26%		10.48%	48.62%	(37.68)%	(33.11)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,496		$12,223	$12,274	$4,096	$10,749
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.77%	1.22%	1.08%	0.71%
After expense waiver#	0.56%		0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average daily net assets	0.03%		0.63%	(0.31)%	(0.45)%	(0.40)%
Portfolio turnover rate	23%		35%	48%	64%	67%

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from net investment income and realized gains are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.21	$11.66		$7.85		$10.60		$12.20
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.07)		(0.07)		(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	1.57	1.62		3.88		(2.66)		(1.49)
Total income (loss) from investment operations	1.52	1.55		3.81		(2.75)		(1.55)
Less distributions to shareholders:
From net realized gains	-	-		-		-		(0.05)
Net asset value, end of year	$14.73	$13.21		$11.66		$7.85		$10.60
Total Return(a)	11.58%	13.29%		48.54%		(25.94)%		(12.71)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105,008	$62,009		$47,687		$26,784		$48,983
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.21%		1.25%		1.24%		1.15%
After expense waiver#	1.18%	1.14	%(b)	1.16	%(b)	1.16	%(b)	N/A
Net investment loss to average daily net assets	(0.48)%	(0.63)%		(0.79)%		(0.84)%		(0.46)%
Portfolio turnover rate	61%	62%		59%		53%		104%

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.92	$5.16	$3.54	$6.15		$7.34
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.04)	(0.05	)***	(0.04)
Net realized and unrealized gain (loss) on investments	0.10	0.81	1.66	(2.56)		(1.15)
Total income (loss) from investment operations	0.05	0.76	1.62	(2.61)		(1.19)
Net asset value, end of year	$5.97	$5.92	$5.16	$3.54		$6.15
Total Return(a)	0.84%	14.73%	45.76%	(42.44)%		(16.33)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,807	$14,136	$10,064	$4,333		$12,184
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%	1.62%	2.28%	1.76%		1.37%
After expense waiver#	1.16%	1.16%	1.16%	1.16%		1.16%
Net investment loss to average daily net assets	(0.91)%	(0.97)%	(1.09)%	(1.09)%		(0.81)%
Portfolio turnover rate	127%	184%	195%	190%		139%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

After the close of business on April 29, 2005, each of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund. Information with respect to the Special Meeting of Shareholders of each Fund that was held on April 18, 2005 can be found in the December 31, 2005 annual report for MML Series Investment Fund II.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by

Notes to Financial Statements (Continued)

a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2005, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Large Cap Value Fund	$17,655,219	$18,141,882
Equity Index Fund	29,856,824	31,128,588
Growth Equity Fund	2,188,716	2,263,184
Small Cap Growth Equity Fund	18,934,409	19,769,686

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Equity Index Fund had securities on loan with pending sales with a market value of $29,471.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for for the loan of securities. For the year ended December 31, 2005, the Trust earned securities lending income and paid securities lending fees and expenses as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$519,945	$(508,822)	$11,123
Equity Index Fund	1,046,123	(1,015,990)	30,133
Growth Equity Fund	74,062	(72,121)	1,941
Small Cap Growth Equity Fund	516,326	(449,327)	66,999

Notes to Financial Statements (Continued)

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income
Large Cap Value Fund	$(32,206)	$(32,354)	$64,560
Equity Index Fund	(70,186)	102,309	(32,123)
Growth Equity Fund	(3,138)	4,721	(1,583)
OTC 100 Fund	-	888	(888)
Small Cap Growth Equity Fund	(365,813)	11,106	354,707
Emerging Growth Fund	(122,209)	2,984	119,225

Notes to Financial Statements (Continued)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2005, the Funds had no open forward foreign currency contracts.

  Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2005, the Funds had no open delayed delivery transactions, when issued securities or forward commitments.

Notes to Financial Statements (Continued)

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Equity Index Fund, the Growth Equity Fund, and the OTC 100 Fund at December 31, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
MML Equity Index Fund
BUYS 39	S&P 500 Index	03/17/06	$2,446,860	$(28,290)
MML Growth Equity Fund
BUYS 1	S&P 500 Index	03/17/06	313,700	(3,800)
MML OTC 100 Fund
BUYS 8	NASDAQ 100 Index	03/18/06	265,440	(4,691)

Allocation of Operating Activity
   In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% on the first $300,000,000, 0.77% on the next $300,000,000, 0.75% on the next $300,000,0000, 0.72% on the next $600,000,000 and 0.65% on assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% on the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% on the first $200,000,000, 1.05% on the next $200,000,000, 1.025% on the next $600,000,000 and 1.00% on assets over $1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% on the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and the OTC 100 Fund, Grantham, Mayo, Van Otterloo and Co. LLC for the Growth Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

Administration & Shareholder Service Fees  For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of Class III shares.

Notes to Financial Statements (Continued)

Expense Waivers
   For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For each class of the Equity Index Fund, MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

Brokerage Commissions  The Large Cap Value Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2005, brokerage commissions under these agreements are as follows:

Commissions
Large Cap Value Fund	$5,123
Small Cap Growth Equity Fund	19,386

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Deferred Compensation
   Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2005, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Large Cap Value Fund	$-	$42,101,176
	Equity Index Fund	-	17,423,834
	Growth Equity Fund	-	18,421,745
	OTC 100 Fund	-	2,388,175
	Small Cap Growth Equity Fund	-	67,585,737
	Emerging Growth Fund	-	15,842,153
Sales	Large Cap Value Fund	$-	$2,835,260
	Equity Index Fund	-	39,701,023
	Growth Equity Fund	-	20,922,263
	OTC 100 Fund	-	5,209,160
	Small Cap Growth Equity Fund	-	41,138,888
	Emerging Growth Fund	-	16,109,712

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	4,797,526	$51,433,898	2,631,604	$25,654,263
Issued as reinvestment of dividends	75,819	859,292	55,176	573,534
Redeemed	(993,590)	(10,513,332)	(829,329)	(8,033,986)
Net increase	3,879,755	$41,779,858	1,857,451	$18,193,811
Equity Index Fund Class I
Sold	268,067	$4,013,494	1,190,416	$16,724,615
Issued as reinvestment of dividends	68,899	1,066,558	90,073	1,343,884
Redeemed	(1,099,955)	(16,412,073)	(1,299,529)	(18,067,066)
Net increase (decrease)	(762,989)	$(11,332,021)	(19,040)	$1,433
Equity Index Fund Class II
Sold	1,309,259	$19,563,975	1,537,829	$21,537,619
Issued as reinvestment of dividends	184,796	2,856,941	213,984	3,190,498
Redeemed	(1,980,256)	(29,270,326)	(3,163,722)	(44,605,532)
Net decrease	(486,201)	$(6,849,410)	(1,411,909)	$(19,877,415)
Equity Index Fund Class III
Sold	37,261	$572,832	19,216	$267,033
Issued as reinvestment of dividends	151,784	2,342,021	171,337	2,549,488
Redeemed	(435,899)	(6,526,737)	(1,043,953)	(14,627,174)
Net decrease	(246,854)	$(3,611,884)	(853,400)	$(11,810,653)
Growth Equity Fund
Sold	436,645	$3,014,287	623,314	$4,226,011
Issued as reinvestment of dividends	12,569	92,443	14,687	103,437
Redeemed	(784,162)	(5,509,776)	(567,821)	(3,835,972)
Net increase (decrease)	(334,948)	$(2,403,046)	70,180	$493,476
OTC 100 Fund
Sold	441,743	$1,731,964	1,371,368	$5,164,134
Issued as reinvestment of dividends	1,039	4,405	17,232	71,288
Redeemed	(1,131,374)	(4,506,273)	(1,689,804)	(6,214,224)
Net decrease	(688,592)	$(2,769,904)	(301,204)	$(978,802)
Small Cap Growth Equity Fund
Sold	3,182,280	$43,230,890	1,344,400	$15,934,204
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(750,195)	(10,069,083)	(738,234)	(8,683,802)
Net increase	2,432,085	$33,161,807	606,166	$7,250,402
Emerging Growth Fund
Sold	387,186	$2,159,099	1,156,307	$6,126,885
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(464,574)	(2,608,565)	(717,582)	(3,706,996)
Net increase (decrease)	(77,388)	$(449,466)	438,725	$2,419,889

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Value Fund	$127,351,503	$26,367,809	$(2,008,032)	$24,359,777
Equity Index Fund	387,779,169	79,364,265	(40,772,660)	38,591,605
Growth Equity Fund	22,154,030	2,100,777	(733,301)	1,367,476
OTC 100 Fund	8,533,025	1,533,356	(463,615)	1,069,741
Small Cap Growth Equity Fund	105,421,490	21,045,750	(2,055,582)	18,990,168
Emerging Growth Fund	12,615,910	1,604,482	(353,682)	1,250,800

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Large Cap Value Fund	$8,346	$1,160,333	$2,527,171	$1,015,022	$578,706	$465,641
Equity Index Fund	-	-	6,501,477	110,945	2,351,065	3,224,406
Growth Equity Fund	-	16,099,967	7,953,799	-	-	-
OTC 100 Fund	-	524,374	4,762,508	2,362,711	1,300,985	-
Small Cap Growth Equity Fund	-	2,117,631	8,158,841	930,646	-	-
Emerging Growth Fund	-	4,051,252	3,402,428	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Large Cap Value Fund	$827,092	$-	$-	$32,205
Equity Index Fund	6,236,349	-	-	29,171
Growth Equity Fund	92,443	-	-	-
OTC 100 Fund	4,405	-	-	-

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$573,534	$-	$-
Equity Index Fund	7,083,870	-	-
Growth Equity Fund	92,443	-	-
OTC 100 Fund	71,288

Notes to Financial Statements (Continued)

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Large Cap Value Fund	$-	$(5,755,219)	$(59,798)	$24,359,776
Equity Index Fund	-	(12,187,893)	(404,510)	38,591,605
Growth Equity Fund	-	(24,053,766)	(7,532)	1,367,476
OTC 100 Fund	95	(8,950,578)	(3,873)	1,069,741
Small Cap Growth Equity Fund	-	(11,207,118)	(17,114)	18,990,168
Emerging Growth Fund	-	(7,453,680)	(4,337)	1,250,800

* Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds elected to defer to January 1, 2006 post-October losses:

Amount
Large Cap Value Fund	$16,825
Equity Index Fund	313,532

The following Funds elected to defer to January 1, 2006 post-October currency losses:

Amount
Large Cap Value Fund	$21,985

7.  Proxy Voting
(Unaudited)  A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly
Reporting
(Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Series Investment Fund (the "MML Trust"), comprised of the Large Cap Value Fund, the Equity Index Fund, the Growth Equity Fund, the OTC 100 Fund, the Small Cap Growth Equity Fund and the Emerging Growth Fund (collectively the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of each of the Funds constituting the MML Trust as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 70	Chairman and Trustee of the Trust	Since 1999	Retired; Vice President for Investments and Treasurer (1998-2000), University of Rochester (private university).	31	Trustee (since 1996), Advisory Board Member (1996-1999), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 63	Trustee of the Trust	Since 1999	Retired.	31	Director, Applera Corporation; Trustee (since 1996) MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 57	Trustee of the Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	31	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 66	Trustee of the Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	31	Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

	R. Alan Hunter, Jr. Age: 59	Trustee of the Trust	Since 2003	Retired.	31	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	F. William Marshall, Jr. Age: 63	Trustee of the Trust	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	31	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees

	Robert E. Joyal Age: 60	Vice Chairman and Trustee of the Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	33	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Frederick C. Castellani Age: 59	Trustee of the Trust	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	31	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

James S. Collins Age: 47	Chief Financial Officer and Treasurer of the Trust	Since 2000	Vice President (since 1999), MassMutual.	61

David W. O'Leary Age: 45	President of the Trust	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2004	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Large Cap Value Fund	100%

Equity Index Fund	100%

Growth Equity Fund	100%

OTC 100 Fund	100%

Notes to Financial Statements (Unaudited)

Fund Expenses December 31, 2005

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2005:

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2005.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Notes to Financial Statements (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Large Cap Value Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,080.20	$4.67
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Index Fund

Class I

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.30	$2.33
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II

	Beginning Value	Ending Value	Operating Expense Incurred *
1) Actual	$1,000.00	$1,055.70	$1.50
2) Hypothetical	1,000.00	1,023.74	1.48

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class III

	Beginning Value	Ending Value	Operating Expense Incurred *
1) Actual	$1,000.00	$1,056.60	$0.78
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Financial Statements (Unaudited) (Continued)

Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred *
1) Actual	$1,000.00	$1,037.10	$4.67
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund

	Beginning Value	Ending Value	Operating Expense Incurred *
1) Actual	$1,000.00	$1,100.50	$2.96
2) Hypothetical	1,000.00	1,022.38	2.85

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,106.60	$6.32
2) Hypothetical	1,000.00	1,019.21	6.06

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.19%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund

	Beginning Value	Ending Value	Operating Expense Incurred *
1) Actual	$1,000.00	$1,064.20	$6.04
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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© 2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540 306

MML Series Investment Fund

Annual Report
for the year ended
December 31, 2005

MML Equity Index Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Report	3

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	24

Trustees and Officers (Unaudited)	25

Federal Tax Information (Unaudited)	27

Other Information (Unaudited)	28

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

To Our Shareholders

David O'Leary

The new year provides investors with an excellent opportunity to take their financial pulse by checking in with their financial representative. For 2006, there are mixed signals on the investment horizon. MassMutual, however, stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long term.

MML Series Investment Fund – Letter to Shareholders

2005: A stormy year in many respects

Weather-related stories dominated the headlines for the 12 months ended December 31, 2005 – beginning with the fallout from the late 2004 Indian Ocean tsunami. Elsewhere, October's devastating Pakistan earthquake and Hurricanes Katrina, Rita and Wilma heightened investors' awareness of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of rising crude oil prices. Foreign stocks substantially outperformed U.S. stocks in this environment, but bond prices struggled.

In the second quarter, U.S. stocks struggled to find direction, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of -0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip stock activity, returned -0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which returned 4.91% in the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a smaller difference in yields between shorter- and longer-term fixed income investments. This flattening of yields is due in large part to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief surge above $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Many Americans felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MassMutual Funds – Letter to Shareholders (Continued)

increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate in 0.25% increments a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Two news items pointed to concerns about real estate's immediate prospects near the end of December. The Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low, and the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

The beginning of the new year is an ideal time to assess your long-term financial strategy. An annual check-up with your financial representative can help ensure that you have positioned yourself to reach your long-term financial goals.

As we proceed into 2006, key economic indicators are mixed. The positive factors include an economy that continues to grow faster than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently, strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations are also positives. Cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that focuses less on the market's short-term movements and more on the long term potential. (As always, past performance is no guarantee of future results.)

The information provided is the opinion of MassMutual as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

David O'Leary
President

2

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Index Fund?   The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500 Index.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's Class I shares returned 4.53%, moderately trailing the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61 per barrel.

What factors contributed to the Fund's performance?   In the first quarter, growth stocks outpaced value issues, and small- and mid-cap securities ended the period in negative territory. On a sector basis, the energy and utilities sectors posted the best performance – but not enough to bring the S&P 500 Index (the Index) into positive territory. The financial sector of the Index lost 6.38% and information technology dropped 7.33%. The worst-performing sector for the period, telecommunications services, returned –7.78%. Against the backdrop of high oil prices and two interest hikes by the Fed, the majority of U.S. equity indexes posted negative returns for the period.

In the second quarter, value stocks outpaced their growth counterparts, and small- and mid-cap securities posted positive returns. From a sector perspective, utilities and financials sectors posted the best performance, up 9.31% and 4.33%, respectively. The health care sector was also positive for the period, posting a return of 4.13%. The increase in the energy sector continued, as that sector advanced 1.99%. The worst-performing group for the second quarter was materials, which fell 9.47%.

Large-capitalization stocks in the third quarter underperformed both mid- and small-cap stocks. During the quarter, energy was the best-performing sector in the Index, returning 18.25%, and telecommunication services, with its loss of 1.05%, was the worst performer. In the final quarter of 2005, large-cap stocks once again underperformed mid-caps. This time, however, large issues outpaced their small-capitalization competition. Energy was the worst-performing sector in the Index, returning -7.36%; materials was the best-performing group, advancing 11.19%.

3

MML Equity Index Fund – Portfolio Manager Report (Continued)

What is your outlook?   Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment strategy that concentrates on the long term are important areas of focus for investors.

MML Equity Index Fund

Industry Table

(% of Net Assets) on 12/31/05

Energy	9.3%
Banking, Savings & Loans	9.2%
Pharmaceuticals	8.5%
Electrical Equipment & Electronics	6.8%
Financial Services	6.2%
Insurance	5.9%
Retail	5.0%
Computers & Information	3.8%
Prepackaged Software	3.4%
Electric Utilities	3.0%
Telephone Utilities	3.0%
Broadcasting, Publishing & Printing	2.4%
Cosmetics & Personal Care	2.4%
Medical Supplies	2.4%
Aerospace & Defense	2.2%
Beverages	2.1%
Transportation	1.9%
Commercial Services	1.6%
Industrial – Diversified	1.6%
Foods	1.5%
Healthcare	1.5%
Tobacco	1.5%
Chemicals	1.4%
Communications	1.1%
Computers & Office Equipment	1.0%
Machinery & Components	1.0%
Entertainment & Leisure	0.9%
Data Processing & Preparation	0.8%
Metals & Mining	0.8%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Household Products	0.6%
Restaurants	0.6%
Short-Term Investments and Other Assets and Liabilities	0.6%
Communications Equipment	0.5%
Home Construction, Furnishings & Appliances	0.5%
Real Estate	0.5%
Computer Integrated Systems Design	0.4%
Forest Products & Paper	0.4%
Information Retrieval Services	0.4%
Manufacturing	0.4%
Lodging	0.3%
Advertising	0.2%
Building Materials & Construction	0.2%
Containers	0.2%
Food Retailers	0.2%
Retail – Grocery	0.2%
Air Transportation	0.1%
Industrial – Distribution	0.1%
Photography Equipment/Supplies	0.1%
Toys, Games	0.1%
Computer Programming Services	0.0%
Travel	0.0%
100.0%

MML Equity Index Fund

Largest Stock Holdings (12/31/05)

General Electric Co.

Exxon Mobil Corp.

Citigroup, Inc.

Microsoft Corp.

The Procter & Gamble Co.

Bank of America Corp.

Johnson & Johnson

American International Group, Inc.

Pfizer, Inc.

Altria Group, Inc.

4

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/97 - 12/31/05
MML Equity Index Fund Class I	4.53%	0.10%	6.39%
S&P 500 Index	4.91%	0.54%	6.89%

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

MML Series Investment Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
MML Equity Index Fund Class II	4.65%	0.27%	–1.35%
MML Equity Index Fund Class III	4.80%	0.34%	–1.26%
S&P 500 Index	4.91%	0.54%	–1.06%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

5

MML Equity Index Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.4%
COMMON STOCK
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	14,607	$140,958
Monster Worldwide, Inc.(a) (b)	4,076	166,382
Omnicom Group, Inc.	6,506	553,856
		861,196
Aerospace & Defense — 2.2%
Boeing Co.	28,611	2,009,637
General Dynamics Corp.	6,907	787,743
Goodrich Corp.	4,139	170,113
Honeywell International, Inc.	29,290	1,091,052
Lockheed Martin Corp.	12,740	810,646
Northrop Grumman Corp.	12,390	744,763
Raytheon Co.	15,588	625,858
Rockwell Collins, Inc.	6,068	281,980
United Technologies Corp.	36,022	2,013,990
		8,535,782
Air Transportation — 0.1%
Southwest Airlines Co.	24,340	399,906
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	13,000	433,420
The Gap, Inc.	20,345	358,886
Jones Apparel Group, Inc.	4,196	128,901
Limited Brands	12,130	271,105
Liz Claiborne, Inc.(b)	3,774	135,185
Nike, Inc. Cl. B	6,881	597,202
Nordstrom, Inc.	7,770	290,598
Reebok International Ltd.	2,056	119,721
VF Corp.	3,451	190,978
		2,525,996
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	6,300	136,899
Cooper Tire & Rubber Co.(b)	2,346	35,941
Dana Corp.	5,303	38,076
Ford Motor Co.	63,467	489,965
General Motors Corp.(b)	19,830	385,099
Genuine Parts Co.	6,129	269,186
The Goodyear Tire & Rubber Co.(a) (b)	6,165	107,148
Harley-Davidson, Inc.	9,822	505,735
Navistar International Corp.(a)	2,474	70,806
Paccar, Inc.	6,083	421,126
		2,459,981

	Number of Shares	Market Value
Banking, Savings & Loans — 9.2%
AmSouth Bancorporation	12,559	$329,171
Bank of America Corp.(b)	139,956	6,458,969
Bank of New York Co., Inc.	27,145	864,568
BB&T Corp.	18,783	787,196
Capital One Financial Corp.	10,000	864,000
Comerica, Inc.	6,069	344,476
Compass Bancshares, Inc.	3,800	183,502
Fannie Mae	33,776	1,648,607
Fifth Third Bancorp(b)	18,922	713,738
First Horizon National Corp.(b)	4,400	169,136
Freddie Mac	24,086	1,574,020
Golden West Financial Corp.	9,010	594,660
JP Morgan Chase & Co.	122,347	4,855,952
KeyCorp	14,310	471,228
M&T Bank Corp.	2,800	305,340
Marshall and Ilsley Corp.(b)	7,300	314,192
Mellon Financial Corp.	14,894	510,119
National City Corp.	19,998	671,333
North Fork Bancorporation, Inc.	16,550	452,808
Northern Trust Corp.	8,488	439,848
Regions Financial Corp.	16,270	555,783
SLM Corp.	14,542	801,119
Sovereign Bancorp, Inc.	12,877	278,401
State Street Corp.	11,722	649,868
SunTrust Banks, Inc.	12,390	901,496
Synovus Financial Corp.	10,963	296,111
U.S. Bancorp	63,532	1,898,971
Wachovia Corp.	54,951	2,904,710
Washington Mutual, Inc.	35,101	1,526,894
Wells Fargo & Co.	58,929	3,702,509
Zions Bancorp	3,193	241,263
		36,309,988
Beverages — 2.1%
Anheuser-Busch Companies, Inc.	26,787	1,150,770
Brown-Forman Corp. Cl. B	3,180	220,438
The Coca-Cola Co.	72,391	2,918,081
Coca-Cola Enterprises, Inc.	11,374	218,040
Constellation Brands, Inc. Cl. A(a)	6,800	178,364

	Number of Shares	Market Value
Molson Coors Brewing Co. Cl. B	1,989	$133,243
The Pepsi Bottling Group, Inc.	5,038	144,137
PepsiCo, Inc.	58,208	3,438,929
		8,402,002
Broadcasting, Publishing & Printing — 2.4%
Clear Channel Communications, Inc.	18,549	583,366
Comcast Corp. Cl. A(a) (b)	76,718	1,991,599
Dow Jones & Co., Inc.	2,026	71,903
Gannett Co., Inc.	8,570	519,085
Knight Ridder, Inc.(b)	2,655	168,061
The McGraw-Hill Companies, Inc.	13,060	674,288
Meredith Corp.	1,744	91,281
New York Times Co. Cl. A(b)	5,065	133,969
The Scripps (E.W.) Co. Cl. A(b)	3,000	144,060
Time Warner, Inc.	163,508	2,851,580
Tribune Co.	9,509	287,742
Univision Communications, Inc. Cl. A(a)	8,100	238,059
Viacom, Inc. Cl. B	55,629	1,813,505
		9,568,498
Building Materials & Construction — 0.2%
Louisiana-Pacific Corp.(b)	3,856	105,924
Masco Corp.(b)	15,467	466,949
Vulcan Materials Co.(b)	3,510	237,802
		810,675
Chemicals — 1.4%
Air Products & Chemicals, Inc.	7,858	465,115
Dow Chemical Co.	33,768	1,479,714
Du Pont (E.I.) de Nemours & Co.	32,204	1,368,670
Eastman Chemical Co.	2,700	139,293
Engelhard Corp.	4,293	129,434
Hercules, Inc.(a)	4,006	45,268
International Flavors & Fragrances, Inc.	3,246	108,741
Monsanto Co.	9,185	712,113
PPG Industries, Inc.	5,989	346,763
Praxair, Inc.	11,264	596,541
Rohm & Haas Co.	5,040	244,037
		5,635,689

(Continued)

The accompanying notes are an integral part of the financial statements.

6

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Commercial Services — 1.6%
Allied Waste Industries, Inc.(a) (b)	7,660	$66,948
Apollo Group, Inc. Cl. A(a) (b)	5,188	313,666
Block (H&R), Inc.(b)	11,548	283,503
Cendant Corp.	36,442	628,624
Cintas Corp.(b)	4,790	197,252
Convergys Corp.(a)	4,916	77,919
Donnelley (R.R.) & Sons Co.	7,622	260,749
eBay, Inc.(a)	39,823	1,722,345
Ecolab, Inc.	6,416	232,708
Equifax, Inc.	4,659	177,135
Fluor Corp.	2,927	226,140
Moody's Corp.	8,892	546,147
Paychex, Inc.	11,797	449,702
PerkinElmer, Inc.	4,408	103,852
Quest Diagnostics, Inc.	5,828	300,025
Robert Half International, Inc.	5,980	226,582
Ryder System, Inc.(b)	2,182	89,506
Waste Management, Inc.	19,753	599,504
		6,502,307
Communications — 1.1%
ADC Telecommunications, Inc.(a)	3,921	87,603
Andrew Corp.(a)	5,561	59,670
Avaya, Inc.(a)	15,876	169,397
Ciena Corp.(a)	19,241	57,146
Citizens Communications Co.	12,201	149,218
L-3 Communications Holdings, Inc.	3,800	282,530
Lucent Technologies, Inc.(a) (b)	152,879	406,658
Network Appliance, Inc.(a)	12,420	335,340
Qualcomm, Inc.	57,160	2,462,453
Scientific-Atlanta, Inc.	5,310	228,702
Tellabs, Inc.(a)	16,012	174,531
		4,413,248
Communications Equipment — 0.5%
Motorola, Inc.	86,209	1,947,461
Computer Integrated Systems Design — 0.4%
Autodesk, Inc.	8,080	347,036
Computer Sciences Corp.(a)	6,587	333,566
Parametric Technology Corp.(a)	9,034	55,107
Sun Microsystems, Inc.(a)	121,308	508,281
Teradyne, Inc.(a)	6,760	98,493
Unisys Corp.(a)	11,615	67,715
		1,410,198

	Number of Shares	Market Value
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	3,070	$85,315
Computers & Information — 3.8%
Apple Computer, Inc.(a)	28,852	2,074,170
Cisco Systems, Inc.(a)	214,073	3,664,930
Comverse Technology, Inc.(a)	6,822	181,397
Dell, Inc.(a)	83,847	2,514,572
EMC Corp.(a)	82,932	1,129,534
Gateway, Inc.(a)	12,490	31,350
International Business Machines Corp.	55,565	4,567,443
International Game Technology	12,016	369,852
Jabil Circuit, Inc.(a)	6,278	232,851
Lexmark International, Inc.(a)	4,097	183,669
Solectron Corp.(a)	33,581	122,906
Symbol Technologies, Inc.	8,760	112,303
		15,184,977
Computers & Office Equipment — 1.0%
Electronic Data Systems Corp.	17,771	427,215
Hewlett-Packard Co.	100,215	2,869,155
Pitney Bowes, Inc.	8,002	338,084
Xerox Corp.(a)	33,014	483,655
		4,118,109
Containers — 0.2%
Ball Corp.	3,920	155,702
Bemis Co., Inc.	3,666	102,135
Pactiv Corp.(a) (b)	5,159	113,498
Sealed Air Corp.(a) (b)	2,891	162,387
Temple-Inland, Inc.	3,876	173,839
		707,561
Cosmetics & Personal Care — 2.4%
Alberto-Culver Co.(b)	2,607	119,270
Avon Products, Inc.	16,356	466,964
Colgate-Palmolive Co.	17,977	986,038
Kimberly-Clark Corp.	16,507	984,643
The Procter & Gamble Co.	116,786	6,759,574
		9,316,489
Data Processing & Preparation — 0.8%
Affiliated Computer Services, Inc. Cl. A(a)	4,400	260,392
Automatic Data Processing, Inc.	20,104	922,573
First Data Corp.	26,933	1,158,388
Fiserv, Inc.(a)	6,721	290,818
IMS Health, Inc.	8,024	199,958
NCR Corp.(a)	6,500	220,610
		3,052,739

	Number of Shares	Market Value
Electric Utilities — 3.0%
AES Corp.(a)	22,749	$360,117
Allegheny Energy, Inc.(a)	5,020	158,883
Ameren Corp.	6,481	332,086
American Electric Power Co.	13,757	510,247
CenterPoint Energy, Inc.(b)	11,063	142,160
Cinergy Corp.	6,563	278,665
CMS Energy Corp.(a) (b)	6,938	100,670
Consolidated Edison, Inc.	8,450	391,488
Constellation Energy Group, Inc.	5,925	341,280
Dominion Resources, Inc.	11,878	916,982
DTE Energy Co.	6,037	260,738
Duke Energy Corp.(b)	32,135	882,106
Edison International	11,430	498,462
Entergy Corp.	7,460	512,129
Exelon Corp.(b)	23,336	1,240,075
FirstEnergy Corp.	11,557	566,177
FPL Group, Inc.	13,772	572,364
NiSource, Inc.	9,346	194,958
PG&E Corp.	11,921	442,508
Pinnacle West Capital Corp.(b)	3,200	132,320
PPL Corp.	13,178	387,433
Progress Energy, Inc.(b)	8,672	380,874
Public Service Enterprise Group, Inc.	8,598	558,612
Southern Co.(b)	25,787	890,425
Teco Energy, Inc.	7,261	124,744
TXU Corp.	16,754	840,883
		12,017,386
Electrical Equipment & Electronics — 6.8%
Advanced Micro Devices, Inc.(a)	14,360	439,416
Altera Corp.(a) (b)	12,920	239,408
American Power Conversion Corp.	6,630	145,860
Analog Devices, Inc.	12,970	465,234
Applied Micro Circuits Corp.(a)	10,300	26,471
Broadcom Corp. Cl. A(a)	10,098	476,121
Emerson Electric Co.	14,557	1,087,408
Freescale Semiconductor, Inc. Cl. B(a)	13,525	340,424
General Electric Co.	369,335	12,945,192
Intel Corp.	212,287	5,298,684
JDS Uniphase Corp.(a)	49,988	117,972
Johnson Controls, Inc.	6,650	484,851
Kla-Tencor Corp.(b)	6,806	335,740
Linear Technology Corp.	10,630	383,424
LSI Logic Corp.(a) (b)	13,428	107,424
Maxim Integrated Products, Inc.	11,260	408,062

(Continued)

The accompanying notes are an integral part of the financial statements.

7

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Micron Technology, Inc.(a) (b)	21,217	$282,398
Molex, Inc.(b)	5,090	132,085
National Semiconductor Corp.	12,396	322,048
Novellus Systems, Inc.(a)	4,850	116,982
Nvidia Corp.(a)	5,800	212,048
PMC-Sierra, Inc.(a)	6,189	47,717
Qlogic Corp.(a)	3,200	104,032
Rockwell Automation, Inc.	6,368	376,731
Sanmina-SCI Corp.(a)	18,052	76,902
Texas Instruments, Inc.	56,926	1,825,617
Xilinx, Inc.(b)	12,111	305,318
		27,103,569
Energy — 9.3%
Amerada Hess Corp.	2,753	349,135
Anadarko Petroleum Corp.	8,322	788,510
Apache Corp.	11,400	781,128
Ashland, Inc.	2,503	144,924
BJ Services Co.	11,200	410,704
Burlington Resources, Inc.	13,300	1,146,460
Chevron Corp.	78,466	4,454,515
ConocoPhillips	48,528	2,823,359
Devon Energy Corp.	15,770	986,256
Dynegy, Inc., Cl A(a) (b)	10,027	48,531
El Paso Corp.(b)	22,246	270,511
EOG Resources, Inc.	8,400	616,308
Exxon Mobil Corp.	216,836	12,179,678
Halliburton Co.(b)	17,365	1,075,935
Kerr-McGee Corp.	3,813	346,449
KeySpan Corp.	5,580	199,150
Kinder Morgan, Inc.	3,390	311,710
Marathon Oil Corp.	12,596	767,978
Murphy Oil Corp.	5,700	307,743
Nabors Industries Ltd.(a)	5,215	395,036
National Oilwell Varco, Inc.(a)	6,200	388,740
Nicor, Inc.(b)	1,489	58,533
Noble Corp.(b)	4,740	334,360
Occidental Petroleum Corp.	13,804	1,102,664
Peoples Energy Corp.(b)	1,257	44,083
Rowan Companies, Inc.	3,721	132,616
Schlumberger Ltd.(b)	20,439	1,985,649
Sempra Energy(b)	8,117	363,966
Sunoco, Inc.(b)	4,786	375,127
Transocean, Inc.(a)	11,527	803,317
Valero Energy Corp.	21,400	1,104,240
Weatherford International Ltd.(a)	11,538	417,676
The Williams Companies, Inc.	19,218	445,281
Xcel Energy, Inc.(b)	14,172	261,615
XTO Energy, Inc.	12,299	540,418
		36,762,305

	Number of Shares	Market Value
Entertainment & Leisure — 0.9%
Brunswick Corp.	3,239	$131,698
Harrah's Entertainment, Inc.	6,623	472,154
News Corp., Inc. Cl. A	85,700	1,332,635
The Walt Disney Co.	67,031	1,606,733
		3,543,220
Financial Services — 6.2%
American Express Co.	43,108	2,218,338
Ameriprise Financial, Inc.	8,622	353,486
Apartment Investment & Management Co. Cl. A(b)	3,400	128,758
Archstone-Smith Trust	6,800	284,852
Bear Stearns Companies, Inc.	3,958	457,268
CIT Group, Inc.	7,300	377,994
Citigroup, Inc.	176,290	8,555,354
Countrywide Financial Corp.	20,854	712,998
E*TRADE Financial Corp.(a)	12,900	269,094
Federated Investors, Inc. Cl. B	3,000	111,120
Franklin Resources, Inc.	5,228	491,484
The Goldman Sachs Group, Inc.	15,709	2,006,196
Huntington Bancshares, Inc.(b)	8,234	195,558
Janus Capital Group, Inc.	8,150	151,834
Lehman Brothers Holdings, Inc.	9,472	1,214,026
MBNA Corp.	43,521	1,182,030
Merrill Lynch & Co., Inc.	32,169	2,178,806
Morgan Stanley	37,591	2,132,913
PNC Financial Services Group, Inc.	9,949	615,147
Price (T. Rowe) Group, Inc.	4,400	316,932
Public Storage, Inc.	2,900	196,388
The Charles Schwab Corp.	36,561	536,350
		24,686,926
Food Retailers — 0.2%
Starbucks Corp.(a)	26,898	807,209
Foods — 1.5%
Archer-Daniels-Midland Co.	21,661	534,160
Campbell Soup Co.	6,502	193,565
ConAgra Foods, Inc.	17,772	360,416
General Mills, Inc.	12,608	621,827
Heinz (H. J.) Co.	12,122	408,754
The Hershey Co.	6,444	356,031
Kellogg Co.	9,164	396,068
The Kroger Co.(a)	25,518	481,780
McCormick & Co., Inc.	4,700	145,324
Safeway, Inc.(b)	15,460	365,784
Sara Lee Corp.	27,165	513,418
SuperValu, Inc.	4,621	150,090

	Number of Shares	Market Value
Sysco Corp.	22,130	$687,136
Tyson Foods, Inc. Cl. A(b)	8,700	148,770
Wrigley (Wm.) Jr. Co.	6,334	421,148
		5,784,271
Forest Products & Paper — 0.4%
International Paper Co.(b)	17,189	577,722
MeadWestvaco Corp.	6,301	176,617
Plum Creek Timber Co., Inc.(b)	6,500	234,325
Weyerhaeuser Co.	8,590	569,861
		1,558,525
Healthcare — 1.5%
Caremark Rx, Inc.(a)	15,700	813,103
Coventry Health Care, Inc.(a)	5,385	306,730
Express Scripts, Inc.(a)	5,200	435,760
HCA, Inc.	11,661	588,880
Health Management Associates, Inc. Cl. A	8,500	186,660
Humana, Inc.(a)	5,503	298,978
Laboratory Corp. of America Holdings(a) (b)	4,800	258,480
Manor Care, Inc.	3,032	120,583
Tenet Healthcare Corp.(a)	16,259	124,544
UnitedHealth Group, Inc.	47,680	2,962,835
		6,096,553
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.(b)	4,346	310,696
D.R. Horton, Inc.	9,400	335,862
KB Home	2,842	206,500
Leggett & Platt, Inc.(b)	6,650	152,684
Lennar Corp. Cl. A	4,700	286,794
Maytag Corp.	2,786	52,433
Pulte Homes, Inc.	7,544	296,932
Whirlpool Corp.(b)	2,309	193,402
		1,835,303
Household Products — 0.6%
Black & Decker Corp.(b)	2,850	247,836
The Clorox Co.	5,270	299,810
Corning, Inc.(a)	52,191	1,026,075
Fortune Brands, Inc.	4,980	388,540
Newell Rubbermaid, Inc.	9,535	226,742
Sherwin-Williams Co.	3,929	178,455
Snap-on, Inc.(b)	2,153	80,867
The Stanley Works	2,505	120,340
		2,568,665
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	2,879	204,697
Industrial – Diversified — 1.6%
3M Co.	26,672	2,067,080

(Continued)

The accompanying notes are an integral part of the financial statements.

8

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Cooper Industries Ltd. Cl. A	3,214	$234,622
Danaher Corp.	8,410	469,110
Eaton Corp.	5,294	355,174
Illinois Tool Works, Inc.(b)	7,319	643,999
ITT Industries, Inc.	3,237	332,828
Textron, Inc.	4,732	364,269
Tyco International Ltd.	70,774	2,042,538
		6,509,620
Information Retrieval Services — 0.4%
Yahoo!, Inc.(a)	44,016	1,724,547
Insurance — 5.9%
ACE Ltd.	10,000	534,400
Aetna, Inc.	10,022	945,175
AFLAC, Inc.	17,520	813,278
Allstate Corp.	23,104	1,249,233
Ambac Financial Group, Inc.	3,875	298,608
American International Group, Inc.	90,432	6,170,175
Aon Corp.	11,046	397,104
Chubb Corp.	6,673	651,618
Cigna Corp.	4,640	518,288
Cincinnati Financial Corp.	5,782	258,340
Genworth Financial, Inc. Cl. A	13,100	452,998
The Hartford Financial Services Group, Inc.	10,258	881,060
Jefferson-Pilot Corp.	4,720	268,710
Lincoln National Corp.	6,041	320,354
Loews Corp.	4,758	451,296
Marsh & McLennan Companies, Inc.	18,342	582,542
MBIA, Inc.(b)	4,975	299,296
Metlife, Inc.	26,132	1,280,468
MGIC Investment Corp.(b)	3,489	229,646
Principal Financial Group, Inc.	10,136	480,750
Progressive Corp.(b)	6,848	799,709
Prudential Financial, Inc.	18,100	1,324,739
Safeco Corp.	4,559	257,584
St. Paul Travelers Companies	23,963	1,070,427
Torchmark Corp.	3,726	207,166
UnumProvident Corp.(b)	10,270	233,643
WellPoint, Inc.(a)	23,038	1,838,202
XL Capital Ltd. Cl. A	6,027	406,099
		23,220,908
Lodging — 0.3%
Hilton Hotels Corp.	11,491	277,048
Marriott International, Inc. Cl. A	5,964	399,409

	Number of Shares	Market Value
Starwood Hotels & Resorts Worldwide, Inc.	7,140	$455,960
		1,132,417
Machinery & Components — 1.0%
Baker Hughes, Inc.	11,598	704,926
Caterpillar, Inc.	23,404	1,352,049
Cummins, Inc.(b)	1,539	138,094
Deere & Co.	8,343	568,242
Dover Corp.	7,235	292,945
Ingersoll-Rand Co. Cl. A	11,966	483,067
Pall Corp.	4,492	120,655
Parker Hannifin Corp.	4,214	277,955
		3,937,933
Manufacturing — 0.4%
American Standard Companies, Inc.	6,300	251,685
Applied Materials, Inc.	57,006	1,022,688
Avery Dennison Corp.(b)	3,828	211,574
Millipore Corp.(a) (b)	1,715	113,259
		1,599,206
Medical Supplies — 2.4%
Agilent Technologies, Inc.(a)	14,283	475,481
Allergan, Inc.	4,707	508,168
Applera Corp.-Applied Biosystems Group	6,738	178,961
Bard (C.R.), Inc.	3,620	238,630
Bausch & Lomb, Inc.	1,892	128,467
Baxter International, Inc.	21,292	801,644
Becton, Dickinson & Co.	8,748	525,580
Biomet, Inc.	8,755	320,170
Boston Scientific Corp.(a)	20,772	508,706
Fisher Scientific International, Inc.(a)	4,100	253,626
Guidant Corp.	11,288	730,898
Medtronic, Inc.	42,181	2,428,360
Patterson Cos, Inc.(a)	4,800	160,320
St. Jude Medical, Inc.(a)	12,944	649,789
Stryker Corp.	10,200	453,186
Tektronix, Inc.	3,120	88,015
Thermo Electron Corp.(a)	5,554	167,342
Waters Corp.(a)	4,200	158,760
Zimmer Holdings, Inc.(a)	8,522	574,724
		9,350,827
Metals & Mining — 0.8%
Alcoa, Inc.	30,088	889,702
Allegheny Technologies, Inc.	3,144	113,436
Freeport-McMoRan Copper & Gold, Inc. Cl. B	6,233	335,335
Newmont Mining Corp.	15,309	817,501
Nucor Corp.	5,528	368,828

	Number of Shares	Market Value
Phelps Dodge Corp.	3,285	$472,613
United States Steel Corp.	3,954	190,069
		3,187,484
Pharmaceuticals — 8.5%
Abbott Laboratories	54,098	2,133,084
AmerisourceBergen Corp.(b)	7,352	304,373
Amgen, Inc.(a)	43,006	3,391,453
Biogen Idec, Inc.(a)	12,037	545,637
Bristol-Myers Squibb Co.	68,442	1,572,797
Cardinal Health, Inc.	14,869	1,022,244
Chiron Corp.(a)	3,860	171,616
Eli Lilly & Co.(b)	39,595	2,240,681
Forest Laboratories, Inc.(a)	11,780	479,210
Genzyme Corp.(a)	8,900	629,942
Gilead Sciences, Inc.(a)	15,744	828,607
Hospira, Inc.(a)	5,439	232,680
Johnson & Johnson	103,596	6,226,120
King Pharmaceuticals, Inc.(a)	8,867	150,030
McKesson Corp.	10,587	546,183
Medco Health Solutions, Inc.(a)	10,420	581,436
MedImmune, Inc.(a)	8,564	299,911
Merck & Co., Inc.	77,015	2,449,847
Mylan Laboratories, Inc.	7,524	150,179
Pfizer, Inc.	256,741	5,987,200
Schering-Plough Corp.	51,588	1,075,610
Sigma-Aldrich Corp.	2,384	150,883
Watson Pharmaceutical, Inc.(a)	3,970	129,065
Wyeth	46,756	2,154,049
		33,452,837
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	9,960	233,064
Prepackaged Software — 3.4%
Adobe Systems, Inc.	20,812	769,212
BMC Software, Inc.(a)	8,065	165,252
Citrix Systems, Inc.(a)	6,092	175,328
Computer Associates International, Inc.	16,423	462,964
Compuware Corp.(a)	13,878	124,486
Electronic Arts, Inc.(a)	10,600	554,486
Intuit, Inc.(a)	6,610	352,313
Microsoft Corp.	320,987	8,393,810
Novell, Inc.(a)	13,976	123,408
Oracle Corp.(a)	132,561	1,618,570
Siebel Systems, Inc.	18,118	191,688
Symantec Corp.(a)	37,889	663,058
		13,594,575
Real Estate — 0.5%
Equity Office Properties Trust	14,160	429,473
Equity Residential REIT(b)	9,900	387,288
ProLogis	8,500	397,120

(Continued)

The accompanying notes are an integral part of the financial statements.

9

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Simon Property Group, Inc. REIT	6,400	$490,432
Vornado Realty Trust	4,100	342,227
		2,046,540
Restaurants — 0.6%
Darden Restaurants, Inc.	4,692	182,425
McDonald's Corp.	43,877	1,479,532
Wendy's International, Inc.	3,975	219,659
Yum! Brands, Inc.	10,198	478,082
		2,359,698
Retail — 5.0%
Amazon.com, Inc.(a) (b)	9,633	454,196
AutoZone, Inc.(a)	1,954	179,280
Bed Bath & Beyond, Inc.(a)	10,450	377,768
Best Buy Co., Inc.	14,495	630,243
Big Lots, Inc.(a) (b)	3,874	46,527
Circuit City Stores, Inc.	5,700	128,763
Costco Wholesale Corp.(b)	16,342	808,439
CVS Corp.	27,606	729,351
Dillards, Inc. Cl. A	3,001	74,485
Dollar General Corp.	11,314	215,758
Family Dollar Stores, Inc.	5,951	147,525
Federated Department Stores, Inc.	9,050	600,287
The Home Depot, Inc.	74,937	3,033,450
J.C. Penney Co., Inc.(b)	8,909	495,340
Kohl's Corp.(a)	11,523	560,018
Lowe's Companies, Inc.(b)	27,182	1,811,952
Office Depot, Inc.(a)	10,765	338,021
OfficeMax, Inc.	2,442	61,929
RadioShack Corp.	4,681	98,441
Sears Holdings Corp.(a) (b)	3,708	428,385
Staples, Inc.	25,759	584,987
Target Corp.	30,568	1,680,323
Tiffany & Co.	4,992	191,144
TJX Companies, Inc.	16,676	387,383
Walgreen Co.	35,304	1,562,555
Wal-Mart Stores, Inc.	87,034	4,073,191
		19,699,741
Retail – Grocery — 0.2%
Albertson's, Inc.(b)	12,747	272,148
Whole Foods Market, Inc.	4,800	371,472
		643,620
Telephone Utilities — 3.0%
Alltel Corp.	13,208	833,425
AT&T, Inc.	137,834	3,375,555
BellSouth Corp.	62,820	1,702,422
CenturyTel, Inc.	4,931	163,512
Qwest Communications International, Inc.(a) (b)	53,558	302,603
Sprint Nextel Corp.	102,859	2,402,786

	Number of Shares	Market Value
Verizon Communications, Inc.	96,876	$2,917,905
		11,698,208
Tobacco — 1.5%
Altria Group, Inc.	72,354	5,406,291
Reynolds American, Inc.(b)	3,000	285,990
UST, Inc.	6,022	245,878
		5,938,159
Toys, Games — 0.1%
Hasbro, Inc.	6,191	124,934
Mattel, Inc.	14,489	229,216
		354,150
Transportation — 1.9%
Burlington Northern Santa Fe Corp.	12,993	920,164
Carnival Corp.	15,185	811,942
CSX Corp.	7,465	378,998
FedEx Corp.	10,503	1,085,905
Norfolk Southern Corp.	13,689	613,678
Union Pacific Corp.	9,217	742,061
United Parcel Service, Inc. Cl. B	38,500	2,893,275
		7,446,023
Travel — 0.0%
Sabre Holdings Corp.	4,731	114,064
TOTAL EQUITIES (Cost $348,427,246)		393,460,367
	Principal Amount
SHORT-TERM INVESTMENTS — 8.3%
Cash Equivalents — 7.9%(e)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$658,113	658,113
American Beacon Money Market Fund(c)	282,988	282,988
Bank of America 4.230% 01/20/2006	691,019	691,019
Bank of America 4.270% 01/17/2006	506,387	506,387
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,316,226	1,316,226
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	658,113	658,113
Barclays 4.313% 01/17/2006	675,724	675,724

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	$658,112	$658,112
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	329,056	329,056
BGI Institutional Money Market Fund(c)	1,052,980	1,052,980
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	329,056	329,056
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	658,112	658,112
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	658,112	658,112
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	658,112	658,112
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	393,114	393,114
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,316,225	1,316,225
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	658,112	658,112
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	658,112	658,112
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	658,112	658,112
Freddie Mac Discount Note 4.234% 01/30/2006	528,494	528,494
General Electric Capital Corp. 4.274% 01/23/2006	1,308,766	1,308,766
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	482,875	482,875
Merrimac Cash Fund, Premium Class(c)	105,298	105,298
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,316,225	1,316,225
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,145,185	2,145,185

(Continued)

The accompanying notes are an integral part of the financial statements.

10

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	$855,546	$855,546
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,052,980	1,052,980
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	329,056	329,056
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	658,112	658,112
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	658,112	658,112
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	987,168	987,168
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	329,056	329,056
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	921,357	921,357
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	658,112	658,112
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	658,112	658,112
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	751,050	751,050
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,052,980	1,052,980
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	658,112	658,112
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	329,056	329,056
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	658,112	658,112
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	552,814	552,814
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,316,225	1,316,225
		31,128,588

	Principal Amount	Market Value
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/05, 3.02%, due 01/03/2006(f)	$1,401,383	$1,401,383
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 3.938% 04/06/2006	385,000	380,436
TOTAL SHORT-TERM INVESTMENTS (Cost $32,910,929)		32,910,407
TOTAL INVESTMENTS — 107.7% (Cost $381,338,175)(g)		426,370,774
Other Assets/ (Liabilities) — (7.7%)		(30,673,724)
NET ASSETS — 100.0%		$395,697,050

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $1,401,854. Collateralized by U.S. Government Agency obligation with a rate of 7.625%, maturity date of 07/25/2027, and an aggregate market value, including accrued interest, of $1,471,453.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

11

MML Equity Index Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2005
Assets:
Investments, at value (cost $348,427,246) (Note 2)	$393,460,367
Short-term investments, at value (cost $32,910,929) (Note 2)	32,910,407
Total Investments (including securities on loan with market values of $29,856,824)	426,370,774
Cash	2,487
Receivables from:
Investments sold	459,488
Affiliated investment adviser (Note 3)	4,389
Fund shares sold	256,828
Interest and dividends	659,368
Total assets	427,753,334
Liabilities:
Payables for:
Investments purchased	499,467
Fund shares repurchased	214,016
Variation margin on open futures contracts (Note 2)	11,287
Securities on loan (Note 2)	31,128,588
Affiliated trustees' fees and expenses (Note 3)	91,565
Affiliates (Note 3):
Investment management fees	33,982
Administration fees	41,636
Accrued expense and other liabilities	35,743
Total liabilities	32,056,284
Net assets	$395,697,050
Net assets consist of:
Paid-in capital	$369,697,848
Distributions in excess of net investment income	(57,938)
Accumulated net realized loss on investments and futures contracts	(18,947,169)
Net unrealized appreciation on investments and futures contracts	45,004,309
$395,697,050
Class I shares:
Net assets	$76,012,310
Shares outstanding	4,949,687
Net asset value, offering price and redemption price per share	$15.36
Class II shares:
Net assets	$182,390,108
Shares outstanding	11,887,978
Net asset value, offering price and redemption price per share	$15.34
Class III shares:
Net assets	$137,294,632
Shares outstanding	8,966,163
Net asset value, offering price and redemption price per share	$15.31

The accompanying notes are an integral part of the financial statements.

12

MML Equity Index Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2005
Investment income (Note 2):
Dividends	$7,222,635
Interest	67,134
Securities lending income	30,133
Total investment income	7,319,902
Expenses (Note 3):
Investment management fees (Note 3)	390,399
Shareholder reporting fees	41,640
Trustee reporting	443
Trustees' fees (Note 3)	163,847
Custody fees	45,973
Audit and legal fees	48,708
Proxy fees	930
691,940
Administration fees:
Class I	237,395
Class II	335,339
Class III	67,386
Total expenses	1,332,060
Expenses waived (Note 3)	(106,332)
Class II Administration fees waived (Note 3)	(88,247)
Class III Administration fees waived (Note 3)	(67,386)
Net expenses	1,070,095
Net investment income	6,249,807
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,949,975)
Closed futures contracts	185,072
Net realized loss	(3,764,903)
Net change in unrealized appreciation (depreciation) on:
Investments	15,041,411
Open futures contracts	(106,836)
Net unrealized gain	14,934,575
Net realized and unrealized gain	11,169,672
Net increase in net assets resulting from operations	$17,419,479

The accompanying notes are an integral part of the financial statements.

13

MML Equity Index Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,249,807	$7,085,355
Net realized loss on investment transactions and futures contracts	(3,764,903)	(5,329,330)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	14,934,575	38,239,207
Net increase in net assets resulting from operations	17,419,479	39,995,232
Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,060,658)	(1,343,883)
Class II	(2,843,739)	(3,190,498)
Class III	(2,331,952)	(2,549,489)
Total distributions from net investment income	(6,236,349)	(7,083,870)
Tax return of capital:
Class I	(5,900)	-
Class II	(13,202)	-
Class III	(10,069)	-
Total tax return of capital	(29,171)	-
Net fund share transactions (Note 5):
Class I	(11,332,021)	1,433
Class II	(6,849,410)	(19,877,415)
Class III	(3,611,884)	(11,810,653)
Decrease in net assets from net fund share transactions	(21,793,315)	(31,686,635)
Total increase (decrease) in net assets	(10,639,356)	1,224,727
Net assets:
Beginning of year	406,336,406	405,111,679
End of year (including distributions in excess of net investment income of $57,938 and $10,102, respectively)	$395,697,050	$406,336,406

The accompanying notes are an integral part of the financial statements.

14

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class I
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.90	$13.71	$10.83	$14.14	$16.27
Income (loss) from investment operations:
Net investment income	0.21 ***	0.22 ***	0.16 ***	0.14 ***	0.14 ***
Net realized and unrealized gain (loss) on investments	0.47	1.21	2.88	(3.31)	(2.14)
Total income (loss) from investment operations	0.68	1.43	3.04	(3.17)	(2.00)
Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.16)	(0.14)	(0.07)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.22)	(0.24)	(0.16)	(0.14)	(0.13)
Net asset value, end of year	$15.36	$14.90	$13.71	$10.83	$14.14
Total Return(a)	4.53%	10.42%	28.08%	(22.46)%	(12.32)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$76,012	$85,138	$78,597	$58,454	$81,535
Ratio of expenses to average daily net assets:
Before expense waiver	0.48%	0.44%	0.44%	0.44%	0.45%
After expense waiver#	0.45%	N/A	N/A	N/A	N/A
Net investment income to average daily net assets	1.42%	1.60%	1.37%	1.16%	0.92%
Portfolio turnover rate	4%	4%	5%	6%	5%
	Class II
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.89	$13.70	$10.82	$14.13	$16.26
Income (loss) from investment operations:
Net investment income	0.24 ***	0.25 ***	0.19 ***	0.17 ***	0.16 ***
Net realized and unrealized gain (loss) on investments	0.45	1.20	2.87	(3.32)	(2.14)
Total income (loss) from investment operations	0.69	1.45	3.06	(3.15)	(1.98)
Less distributions to shareholders:
From net investment income	(0.24)	(0.26)	(0.18)	(0.16)	(0.09)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.24)	(0.26)	(0.18)	(0.16)	(0.15)
Net asset value, end of year	$15.34	$14.89	$13.70	$10.82	$14.13
Total Return(a)	4.65%	10.60%	28.31%	(22.29)%	(12.18)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$182,390	$184,271	$188,869	$125,942	$74,636
Ratio of expenses to average daily net assets:
Before expense waiver	0.37%	0.33%	0.33%	0.33%	0.34%
After expense waiver#	0.29%	0.27%	0.25%	0.26%	0.29%
Net investment income to average daily net assets	1.59%	1.75%	1.56%	1.37%	1.08%
Portfolio turnover rate	4%	4%	5%	6%	5%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

15

MML Equity Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class III
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$14.86	$13.67	$10.80	$14.10	$16.27
Income (loss) from investment operations:
Net investment income	0.26 ***	0.26 ***	0.20 ***	0.18 ***	0.19 ***
Net realized and unrealized gain (loss) on investments	0.46	1.21	2.86	(3.31)	(2.19)
Total income (loss) from investment operations	0.72	1.47	3.06	(3.13)	(2.00)
Less distributions to shareholders:
From net investment income	(0.27)	(0.28)	(0.19)	(0.17)	(0.11)
Tax return of capital	(0.00)†	-	-	-	-
From net realized gains	-	-	-	-	(0.06)
Total distributions	(0.27)	(0.28)	(0.19)	(0.17)	(0.17)
Net asset value, end of year	$15.31	$14.86	$13.67	$10.80	$14.10
Total Return(a)	4.80%	10.77%	28.38%	(22.18)%	(12.30)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137,295	$136,927	$137,646	$115,070	$154,588
Ratio of expenses to average daily net assets:
Before expense waiver	0.23%	0.19%	0.19%	0.19%	0.20%
After expense waiver#	0.15%	0.14%	0.14%	0.14%	0.15%
Net investment income to average daily net assets	1.72%	1.88%	1.67%	1.46%	1.32%
Portfolio turnover rate	4%	4%	5%	6%	5%

†  Tax return of capital is less than $0.01 per share.

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2001, 2002, 2003, 2004 and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

16

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following is a series of the Trust (referred to as the "Fund"): MML Equity Index Fund ("Equity Index Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against

17

Notes to Financial Statements (Continued)

U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At December 31, 2005, the Fund loaned securities having a market value of $29,856,824, collateralized by cash, which was invested in short-term instruments with a market value of $31,128,588.

The amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Fund had securities on loan with pending sales in the amount of $29,471.

The Fund receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, the Fund earned securities lending income in the following amount:

Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
$1,046,123	$(1,015,990)	$30,133

Repurchase Agreements
   The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in passive

18

Notes to Financial Statements (Continued)

foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Fund.

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income
$(70,186)	$102,309	$(32,123)

Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amount actually received.

  Forward Foreign Currency Contracts
   The Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2005, the Fund had no open forward foreign currency contracts.

19

Notes to Financial Statements (Continued)

  Delayed Delivery Transactions, When Issued Securities, and Forward Commitments  The Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2005, the Fund had no open forward commitments, delayed delivery contracts or when issued securities.

Financial Futures Contracts
   The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Fund at December 31, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
MML Equity Index Fund
BUYS 39	S&P 500 Index	03/17/06	$2,446,860	$(28,290)

Allocation of Operating Activity
   In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

20

Notes to Financial Statements (Continued)

Foreign Securities  The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under an agreement between the Trust and MassMutual on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for this service, MassMutual receives an advisory fee quarterly from the Fund at the annual rate of 0.10% of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Northern Trust Investments, N.A. ("Northern Trust") for the Fund. MassMutual pays a sub-advisory fee to Northern Trust based upon the aggregate net assets under management which include (1) the average daily net assets of the Fund, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Northern Trust provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

Administration & Shareholder Service Fees  Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Class III shares.

Expense Waivers  For each class of the Fund, MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

Other  Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Fund.

Deferred Compensation  Trustees of the Fund that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2005, no significant amounts have been deferred.

21

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	$-	$17,423,834
Sales	$-	$39,701,023

5.  Capital Share Transactions
   The Fund is authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for the Fund are as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Class I
Sold	268,067	$4,013,494	1,190,416	$16,724,615
Issued as reinvestment of dividends	68,899	1,066,558	90,073	1,343,884
Redeemed	(1,099,955)	(16,412,073)	(1,299,529)	(18,067,066)
Net increase (decrease)	(762,989)	$(11,332,021)	(19,040)	$1,433
Class II
Sold	1,309,259	$19,563,975	1,537,829	$21,537,619
Issued as reinvestment of dividends	184,796	2,856,941	213,984	3,190,498
Redeemed	(1,980,256)	(29,270,326)	(3,163,722)	(44,605,532)
Net decrease	(486,201)	$(6,849,410)	(1,411,909)	$(19,877,415)
Class III
Sold	37,261	$572,832	19,216	$267,033
Issued as reinvestment of dividends	151,784	2,342,021	171,337	2,549,488
Redeemed	(435,899)	(6,526,737)	(1,043,953)	(14,627,174)
Net decrease	(246,854)	$(3,611,884)	(853,400)	$(11,810,653)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$387,779,169	$79,364,265	$(40,772,660)	$38,591,605

At December 31, 2005, the Fund had available, for Federal income tax purposes, unused capital losses:

Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
$6,501,477	$110,945	$2,351,065	$3,224,406

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

22

Notes to Financial Statements (Continued)

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
$6,236,349	$-	$-	$29,171

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$7,083,870	$-	$-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
$-	$(12,187,893)	$(404,510)	$38,591,605

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The Fund elected to defer to January 1, 2006 post-October losses in the amount of $313,532.

7.  Proxy Voting (Unaudited)
   A description of the policies and procedures that the Fund's investment adviser and sub-adviser use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly Reporting (Unaudited)
   The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Series Investment Fund ("MML Trust"), comprised of the Equity Index Fund (the "Fund"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The MML Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

24

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 70	Chairman and Trustee of the Trust	Since 1999	Retired; Vice President for Investments and Treasurer (1998-2000), University of Rochester (private university).	31	Trustee (since 1996), Advisory Board Member (1996-1999), MassMutual Select Funds (open-end investment company).

	Richard H. Ayers Age: 63	Trustee of the Trust	Since 1999	Retired.	31	Director, Applera Corporation; Trustee (since 1996) MassMutual Select Funds (open-end investment company).

	Allan W. Blair Age: 57	Trustee of the Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	31	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Mary E. Boland Age: 66	Trustee of the Trust	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	31	Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

25

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	R. Alan Hunter, Jr. Age: 59	Trustee of the Trust	Since 2003	Retired.	31	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	F. William Marshall, Jr. Age: 63	Trustee of the Trust	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	31	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Interested Trustees

	Robert E. Joyal Age: 60	Vice Chairman and Trustee of the Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	33	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

	Frederick C. Castellani Age: 59	Trustee of the Trust	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	31	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

26

Trustees and Officers (Unaudited) (Continued)

Principal Officers Who Are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

	James S. Collins Age: 47	Chief Financial Officer and Treasurer of the Trust	Since 2000	Vice President (since 1999), MassMutual.	61

	David W. O'Leary Age: 45	President of the Trust	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

	Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2004	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that is is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction.

27

Other Information (Unaudited)

Fund Expenses
December 31, 2005

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2005:
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2005.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

28

Other Information (Unaudited) (Continued)

The Fund incurs ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Equity Index Fund Class I
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.30	$2.33
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class II
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.70	$1.50
2) Hypothetical	1,000.00	1,023.74	1.48

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class III
	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,056.60	$0.78
2) Hypothetical	1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

29

© 2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_a 306

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2005, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

Aggregate fees stated below include amounts paid to Deloitte & Touche on behalf of the MML Money Market Fund, the MML Inflation-Protected Bond Fund, the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, the MML Enhanced Index Core Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund prior to the close of business on April 29, 2005 when the reorganization of the Funds into the MML Series Investment Fund II was completed.

(a)          AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2005 and 2004 were $263,800 and $263,800, respectively.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 and 2004.

(c)          TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2005 and 2004 were $54,700 and $37,900, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 and 2004.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2005 and 2004 were pre-approved by the committee.

(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2005 and 2004 were $381,552 and $445,171, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		MML Series Investment Fund

By (Signature and Title)		/s/ David W. O’Leary
David W. O’Leary, President and Principal Executive Officer

Date	3/3/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ David W. O’Leary
David W. O’Leary, President and Principal Executive Officer

Date	3/3/06

By (Signature and Title)		/s/ James S. Collins
James S. Collins, Treasurer and Principal Financial Officer

Date	3/3/06